Exhibit 10.6

[Document #]

(for Overland Advantage use only)

OVERLAND ADVANTAGE

SUBSCRIPTION AGREEMENT

Name of Subscriber:

Requested Capital Commitment: $

(See the instructions on page ii of this Subscription Agreement.)

For Overland Advantage Use Only:

Overland Advantage Related ☐

TABLE OF CONTENTS

Page
Directions for the Completion of the Subscription Documents	ii

Subscription Agreement	4

Schedule 1 to Subscription Agreement: Subscriber Information (For All Subscribers)	32

Schedule 2 to Subscription Agreement: Status as Benefit Plan Investor or Other Plan Investor (For ERISA Shareholders, including IRAs, and Other Plan Investors Only)	43

Annex A to Subscription Agreement: Subscriber Questionnaire for Individual Investors (including IRAs)	48

Annex B to Subscription Agreement: Subscriber Questionnaire for Institutional Investors	51

Exhibit A Foreign Due Diligence Questionnaire	56

Exhibit B Anti-Money Laundering Supplement	58

Annex C to Subscription Agreement: Form of Incumbency Certificate	68

Annex D to Subscription Agreement: Form Letter of Reference	69

Annex E to Subscription Agreement: Beneficial Ownership Information	70

Annex F to Subscription Agreement: Trust Ownership Information	71

Annex G to Subscription Agreement: Fund Privacy Notice	72

- i -

Directions for the Completion of the Subscription Documents

The attached Subscription Agreement (including the Annexes, Schedules and Exhibits attached thereto, the “Subscription Documents”) relates to the offering by Overland Advantage (the “Company”) to you (the “Subscriber”) of common shares of beneficial interest, par value $0.001, of the Company (“Shares”). Shares are being offered to qualified investors pursuant to the confidential Private Placement Memorandum of the Company. Capitalized terms not defined in these directions shall have the meanings given to them in the Subscription Agreement.

Subscription Documents that are missing requested information or signatures will not be considered for acceptance unless and until such information or signatures are provided.

Prior to completing this Subscription Agreement, prospective investors should read the Confidential Private Placement Memorandum of the Company.

1.	For Individual Subscribers (including IRAs).

1.1.	Fill in the name of the Subscriber and the amount of the Capital Commitment on page 1 of the Subscription Agreement.

1.2.	Initial each category that applies to the Subscriber in Section 9.10 on page 15 of the Subscription Agreement and, if applicable, provide the requested information in the last set of blanks.

1.3.

Fill in the name of the Subscriber and the date (print name of Subscriber) on page 26 of the Subscription Agreement and sign in the blank provided. For individuals investing through an IRA, the name and signature of, and other information relating to, the Custodian/Trustee of the IRA is required on page 26.

1.4.	All Subscribers must complete Schedule 1; IRA subscribers must also complete Schedule 2.

1.5.	Complete Annex A by checking the appropriate box or boxes.

1.6.	Complete Exhibit A.

1.7.	Complete the Addendum to the Subscription Agreement for Canadian Investors, where applicable.

2.	For Institutional Subscribers.

2.1.	Fill in the name of the Subscriber and the amount of the Capital Commitment on page 1 of the Subscription Agreement.

2.2.	Initial each category that applies to the Subscriber in Section 9.10 on page 15 of the Subscription Agreement and, if applicable, provide the requested information in the last set of blanks.

- ii -

FOR ALL SUBSCRIBERS

2.3.	Fill in the name of the Subscriber and the date (print name and title of authorized signatory) on page 26 of the Subscription Agreement and sign in the blank provided.

2.4.	All Subscribers must complete Schedule 1 and Benefit Plan Investors and Other Plan Investors (each as defined in Schedule 2) must also complete Schedule 2.

2.5.	Complete Annex B by checking the appropriate box or boxes.

2.6.	Complete Exhibit A.

2.7.	Complete the Addendum to the Subscription Agreement for Canadian Investors, where applicable.

3.

Required IRS Certifications – For all Subscribers: Institutional and Individual Investors. Fill in, sign (print name and title of authorized signatory, if applicable) and date the applicable form of the U.S. Internal Revenue Service tax form W-9, W-8BEN, W-8BEN-E, W-8EXP, W-8IMY or W-8ECI (please use the most recent version of the applicable tax form). These tax forms are available on request from the Company and may also be obtained from www.irs.gov.

4.

Delivery of Subscription Documents. Please deliver two completed signed copies of the Subscription Documents and any required evidence of authorization to the Company at the following address: OverlandAdvantage@centerbridge.com

If the Company accepts your subscription (in whole or in part), the Company will countersign the Subscription Agreement and deliver a copy of it to you following the Closing at the address you provide in the Subscription Documents.

5.

Inquiries. If you have questions concerning any of the information requested, you should ask your attorney, accountant or other financial advisor. Inquiries regarding subscription procedures should be directed to Ross MacConnell of Dechert LLP at 215-994-2091, e-mail: ross.macconnell@dechert.com or Marie Mast of Dechert LLP at 215 994-2172, e-mail: marie.mast@dechert.com. You may also contact OverlandAdvantage@centerbridge.com if you have questions about the Company.

- iii -

FOR ALL SUBSCRIBERS

[Document #]

(for Overland Advantage use only)

Subscription Agreement

Overland Advantage

375 Park Avenue

11th Floor

New York, NY 10152-0002, USA

Ladies and Gentlemen:

The undersigned subscriber (the “Subscriber”) understands that Overland Advantage, a Delaware statutory trust (the “Company”), is a newly formed, externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as described in the Private Placement Memorandum of the Company (as such document may be amended, amended and restated or supplemented from time to time and together with any appendices and supplements thereto, the “Offering Document”). Subject to the terms and conditions hereof, and in reliance upon the representations and warranties contained in this subscription agreement (the “Subscription Agreement”), the Subscriber irrevocably subscribes for and agrees to purchase common shares of beneficial interest, par value $0.001 per share, of the Company (“Shares”), on the terms and conditions described herein, in the Offering Document, in the Company’s Amended and Restated Declaration of Trust (the “Declaration of Trust”), and in the Company’s Bylaws (the “Bylaws” and together with the Declaration of Trust, the “Governing Documents”).

1. Subscription for Shares. The Subscriber hereby subscribes for Shares in the Company with a capital commitment in the amount set forth above (having been accepted by the Company as indicated on the signature page hereto) (the “Capital Commitment”), subject to Section 14.12, on the terms described or appearing in the Offering Document and the Governing Documents. Subject to the terms of this Subscription Agreement and the Governing Documents, the Subscriber’s obligation to pay for Shares hereunder shall be unconditional, complete and binding upon the completion of the Closing (as defined below), provided, however, that for the convenience of the Company, the Subscriber’s Capital Commitment shall be payable in installments as provided herein. The Subscriber acknowledges and agrees that it has received full and adequate consideration on the Closing Date (defined below) for the entirety of its Capital Commitment and hereby waives any and all defenses of nonconsideration as to any capital drawdown occurring after the Closing Date, including any defenses resulting from any insolvency or bankruptcy proceeding of the Company, any material or total decrease in value of the Shares or any inability of the Company to actually issue Shares.

2. Other Subscription Agreements. The Subscriber acknowledges that the Company has entered into or expects to enter into separate subscription agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with other subscribers (“Other Subscribers”), providing for the sale to Other Subscribers of Shares in the Company and the admission of the Other Subscribers as shareholders of the Company (“Shareholders”) at the Closing or at other closings. This Subscription Agreement and the Other Subscription Agreements are separate agreements, and the sales of Shares to the Subscriber and Other Subscribers are separate sales.

FOR ALL SUBSCRIBERS

3. Closing. The closing of the sale to the Subscriber of Shares as provided for in Section 1, and the admission of the Subscriber as a Shareholder (the “Closing”), shall take place at the offices of the Company, 375 Park Avenue, 11th Floor, New York, NY 10152, or at such other location as may be notified by the Company to the Subscriber in writing, on the date that this Subscription Agreement (having been properly and fully completed and signed by the Subscriber) has been accepted by the Company (the date of such acceptance, which shall be indicated on the signature page hereto, being hereinafter referred to as the “Closing Date”). On the date of the receipt of the Subscriber’s first Drawdown Purchase (as defined below), assuming the Closing has taken place, the Subscriber shall be registered as a Shareholder.

4. Capital Drawdowns.

4.1. Drawdown Purchases. On each Drawdown Date (as defined below), the Subscriber shall purchase from the Company, and the Company shall issue to the Subscriber, a number of Shares equal to the Drawdown Share Amount at an aggregate price equal to the Drawdown Purchase Price; provided, however, that in no circumstance will a Subscriber be required to purchase Shares for an amount in excess of its Unfunded Capital Commitment.

“Drawdown Purchase Price” shall mean, for each Drawdown Date, an amount in U.S. dollars determined by multiplying (i) the aggregate amount of Capital Commitments being drawn down by the Company from all Subscribers on that Drawdown Date, by (ii) a fraction, the numerator of which is the Unfunded Capital Commitment of the Subscriber and the denominator of which is the aggregate Unfunded Capital Commitments of all Subscribers that are not Defaulting Shareholders (as defined in Section 5) or Excused Subscribers (as defined in Section 4.3(f)).

“Drawdown Share Amount” shall mean, for each Drawdown Date, a number of Shares determined by dividing (i) the Drawdown Purchase Price for that Drawdown Date by (ii) the applicable Price Per Share.

“Price Per Share” shall mean, for any Drawdown Date or Catch-Up Date (as defined below), the Price Per Share determined by the Company’s Board of Trustees (the “Board”) or an appropriately designated committee of the Board on the Drawdown Date, which price will be determined prior to the issuance of such Shares and in accordance with the limitations under Section 23 of the Investment Company Act. The Board may set the per-share price above the net asset value per Share based on a variety of factors, including the total amount of the Company’s organizational and other expenses. Nothing in this Subscription Agreement shall prohibit the Company from issuing Shares at a per share price greater than the net asset value per Share.

“Unfunded Capital Commitment” shall mean, with respect to a Subscriber, the amount of such Subscriber’s Capital Commitment as of any date reduced by the aggregate amount of purchases made by that Subscriber at all previous Drawdown Dates and all Catch-Up Dates pursuant to Section 4.1 and Section 4.2, respectively.

4.2. Catch-Up Purchases.

Notwithstanding the provisions of Sections 4.1 and 4.3, in the event that the Company has entered into Other Subscription Agreements with Other Subscribers prior to the Closing Date, Subscriber shall be required to purchase from the Company on one or more dates to be determined by the Company that occurs

FOR ALL SUBSCRIBERS

on or following the Closing but no later than the first Drawdown Date (each, a “Catch-Up Date”) a number of Shares with an aggregate purchase price necessary to ensure that, upon payment for such Catch-up purchases at each Catch-Up Date, Subscriber will have contributed the same percentage of its Capital Commitment to the Company as all Shareholders whose subscriptions were accepted prior to the Closing Date (the aggregate purchase price payable on each Catch-Up Date by Subscriber or an Additional Shareholder (as defined below), as applicable, the “Catch-Up Purchase Amount”).

In addition, The Company may enter into Other Subscription Agreements with Other Subscribers after the Closing Date, with any closing thereunder referred to as a “Subsequent Closing” and any Other Subscriber whose subscription has been accepted at such Subsequent Closing referred to as an “Additional Shareholder.” Notwithstanding the provisions of Sections 4.1 and 4.3, on any Catch-Up Date that occurs on or following the Subsequent Closing but no later than the next succeeding Drawdown, each Additional Shareholder shall be required to purchase from the Company a number of Shares with an aggregate purchase price necessary to ensure that, upon payment of the amounts due at each such Catch-Up Date for such Additional Shareholder, such Additional Shareholder will have contributed the same percentage of its Capital Commitment to the Company as all Shareholders whose subscriptions were accepted at prior to such Additional Shareholder’s Subsequent Closing .

Catch-up purchases by the Subscriber or by an Additional Shareholder will be made at a per-share price equal to the net asset value per share of the Shares as of the close of the last calendar quarter preceding the date of the catch-up purchase, subject to adjustments (i) to appropriately reflect such Additional Shareholder’s pro rata portion of the Company’s initial organizational expenses and (ii) as needed in order to comply with the requirements of Section 23 of the Investment Company Act. For the avoidance of doubt, in the event that a Catch-Up Date and a Drawdown Date occur on the same calendar day, the Catch-Up Date (and the application of the provisions of this Section 4.2) shall be deemed to have occurred immediately prior to the relevant Drawdown Date.

At each Drawdown Date following any Subsequent Closing, all Subscribers, including Additional Shareholders, shall purchase Shares in accordance with the provisions of Section 4.1.

In the event that Subscriber or any Other Subscriber is permitted by the Company to make an additional Capital Commitment to purchase Shares on a date after its initial subscription has been accepted, Subscriber or such Other Subscriber will be required to enter into a separate subscription agreement with the Company, it being understood and agreed that such separate subscription agreement will be considered to be an Other Subscription Agreement for the purposes of this Subscription Agreement.

4.3. Drawdown Notices. (a) Subject to Section 4.3(e), purchases of Shares will take place on dates selected by the Company in its sole discretion (each, a “Drawdown Date”) and shall be made in accordance with the provisions of Section 4.1.

(b) The Company shall deliver to the Subscriber, at least ten (10) days prior to each Drawdown Date or Catch-Up Date, a notice (each, a “Drawdown Notice”) setting forth (i) the amount of the Drawdown (the “Drawdown Amount”); (ii) the portion of the Drawdown Amount to be paid by such Shareholder; (iii) the estimated number of Shares to be purchased by such Shareholder; and (iv) the Drawdown Date on which such Drawdown Amount is due; and (v) the account to which the Drawdown Amount should be wired.

(c) The delivery of a Drawdown Notice to the Subscriber shall be the sole and exclusive condition to the Subscriber’s obligation to pay the Drawdown Purchase Price or Catch-Up Purchase Amount, as applicable, identified in each Drawdown Notice.

FOR ALL SUBSCRIBERS

(d) On each Drawdown Date or Catch-Up Date, as applicable, the Subscriber shall pay the Drawdown Purchase Price or Catch-Up Purchase Amount to the Company by bank wire transfer in immediately available funds in U.S. dollars to the account specified in the Drawdown Notice.

(e) On the Drawdown Date, if, in connection with a per share price adjustment, the number of Shares to be purchased by a Shareholder differs from the amount set forth in the Drawdown Notice, the Company will deliver to the Shareholder an additional notice setting forth the actual number of Shares purchased by such Shareholder.

(f) Except as provided below, at the earlier of (i) an Exchange Listing (as defined in the Declaration of Trust) and (ii) the end of the Commitment Period (as defined below), Shareholders will be released from any further obligation under their respective Subscription Agreements to fund Drawdowns and purchase additional Shares, provided, however that for two years following the end of the Commitment Period and prior to an Exchange Listing, if any, Shareholders will remain obligated to fund Drawdowns to the extent necessary to (a) pay Company expenses, including management fees, amounts that may become due under any borrowings or other financings or similar obligations, or indemnity obligations, (b) complete investments in any transactions for which there are binding written agreements as of the end of the Commitment Period (including investments that are funded in phases), (c) fund follow-on investments made in existing portfolio companies within two years from the end of the Commitment Period that, in the aggregate, do not exceed 5% of total capital commitments to the Company, (d) fund obligations under any Company guarantee, and/or (e) as necessary for the Company to preserve its status as a RIC; provided, that no investor shall be required to subscribe for Shares in excess of its Capital Commitment. The “Commitment Period” will continue until the five year anniversary of the date on which Shareholders are required to fund their initial Drawdown (the “Commencement Date”).

(g) Notwithstanding anything to the contrary contained in this Subscription Agreement, the Company shall have the right (a “Limited Exclusion Right”) to exclude Subscriber or any Other Subscriber (such Subscriber or Other Subscriber, an “Excused Subscriber”) from purchasing or continuing to hold Shares of the Company on any Drawdown Date if, in the reasonable discretion of the Company, there is a substantial likelihood that such Excused Subscriber’s purchase or continued holding of Shares at such time would (i) result in a violation of, or noncompliance with, any law or regulation to which such Excused Subscriber, the Company, Overland Advisors, LLC, a Delaware limited liability company (the “Advisor”), any Other Subscriber or a portfolio company would be subject or (ii) cause the assets of the Company to constitute or become at a material risk of becoming “plan assets” by reason of 29 CFR 2510.3 as modified by Section 3(42) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (together, the “Plan Assets Regulation”), or (iii) result in a Subscriber subject to the U.S. Bank Holding Company Act of 1956, as amended, owning in excess of 4.99% of any class of voting securities of the Company. In the event that any Limited Exclusion Right is exercised, the Company will be authorized to issue an additional Drawdown Notice to the non-Excused Subscribers to make up any applicable shortfall caused by such Limited Exclusion Right.

5. Remedies Upon Subscriber Default. In the event that a Subscriber fails to pay all or any portion of the purchase price due from such Subscriber on any Drawdown Date and such default remains uncured for a period of ten (10) days, the Company shall be permitted to declare such Subscriber to be in default of its obligations under this Subscription Agreement (any such Subscriber, a “Defaulting Shareholder”) and shall be permitted to pursue one or any combination of the following remedies:

(a) The Company may prohibit the Defaulting Shareholder from purchasing additional Shares on any future Drawdown Date;

FOR ALL SUBSCRIBERS

(b) The Company may cause such Defaulting Shareholder to transfer its Shares to a third party for a readily available price, which may be less than the net asset value of such Shares.

(c) The Company may pursue any other remedies against the Defaulting Shareholder available to the Company, subject to applicable law or in equity.

(d) Issue an additional capital drawdown to non-Defaulting Shareholders, subject to the Limited Exclusion Right, to make up such shortfall, provided that in no event shall Subscriber be required to fund capital drawdowns in excess of its Unfunded Capital Commitment.

5.1. Forfeiture of Shares. Subject to the Limited Exclusion Right, up to 50% of the Shares then held by the Defaulting Shareholder may be forfeited and transferred on the books of the Company to the Other Subscribers (other than any other Defaulting Shareholders), pro rata in accordance with their respective number of Shares held; provided that no Shares shall be transferred to any Other Subscriber pursuant to this Section 5.1 in the event that such transfer would (i) violate the Securities Act, the Investment Company Act or any state (or other jurisdiction) securities or “Blue Sky” laws applicable to the Company or such transfer, (ii) constitute a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or (iii) cause all or any portion of the assets of the Company to constitute “plan assets” under ERISA or Section 4975 of the Code (it being understood that this proviso shall operate only to the extent necessary to avoid the occurrence of the consequences contemplated herein and shall not prevent any Other Subscriber from receiving a partial allocation of its pro rata portion of Shares); and provided, further, that any Shares that have not been transferred to one or more Other Subscribers pursuant to the previous proviso shall be allocated among the participating Other Subscribers pro rata in accordance with their respective number of Shares held. The mechanism described in this Section 5.1 is intended to operate as a liquidated damage provision since the damage to the Company and the Other Subscribers resulting from a default by the Defaulting Shareholder is both significant and not easily susceptible to precise quantification. By entry into this Subscription Agreement, the Subscriber agrees to this Section 5.1 and acknowledges that the automatic transfer of 50% of its Shares constitutes a reasonable liquidated damages remedy for any default of the Subscriber’s obligations to fund a Drawdown Purchase Price.

6. Dividends; Dividend Reinvestment Plan. As described more fully in the Offering Document, the Company generally intends to make quarterly distributions in such amounts as determined by the Board in its discretion. The Company adopted an “opt out” dividend reinvestment plan (the “DRIP”), under which a Shareholder participating in the DRIP will have cash distributions declared by the Company and payable to such Shareholder automatically be reinvested under the DRIP in additional whole and fractional Shares. Shareholders will participate in the DRIP unless the Shareholder “opts out” of the DRIP, thereby electing to receive cash distributions. Shareholders who receive distributions in the form of additional Shares generally will be subject to the same U.S. federal, state and local tax consequences as Shareholders who elect not to participate in the DRIP and receive cash distributions. The Subscriber and the Company agree and acknowledge that any distributions received by the Subscriber or reinvested by the Company on the Subscriber’s behalf shall have no effect on the amount of the Subscriber’s Unfunded Capital Commitment.

7. Credit Facility. In connection with any financings, borrowings, indebtedness, or guarantees (any financing, borrowing, indebtedness or guaranty, a “Credit Facility”) of the Company and any of its subsidiaries that are party to a Credit Facility, the Company shall be authorized to directly or indirectly collateralize such financings, borrowings, indebtedness or guaranty, and pledge, mortgage, assign, transfer and/or grant security interests directly or indirectly to the lender of such indebtedness or guaranty in (i) investments in portfolio companies and the proceeds thereof and any other assets, (ii) the Company’s right

FOR ALL SUBSCRIBERS

to initiate capital calls and collect on the Unfunded Capital Commitment of Subscriber hereunder or the unfunded capital commitments of Other Subscribers; (iii) the Company’s rights to enforce the funding of a Capital Commitment hereunder and under the Other Subscription Agreements; and (iv) a Company collateral account into which the payment by any Subscriber of its Unfunded Capital Commitment is to be made. Any such collateral pledge may be made directly by the Company to the lender of the Credit Facility or indirectly to such lender by first pledging such collateral to a subsidiary or agent of the Company, which subsidiary or agent then on pledges such rights ultimately to the lender under the Credit Facility. To the extent that the Company or any of its subsidiaries has outstanding obligations under a Credit Facility that relies upon any of the collateral referred to in clauses (ii) through (iv) above, and with the knowledge that the Credit Facility lender is relying on each of the following agreements and undertakings of the Subscriber and the Other Subscribers in connection with the extension of credit to the Company, Subscriber shall be obligated to fund any remaining portion of its Unfunded Capital Commitment when due pursuant to this Subscription Agreement (whether called by the Company or directly by the lender under the Credit Facility) without defense, counterclaim or offset of any kind, including any defense arising under Section 365(c) of the U.S. Bankruptcy Code, if applicable, provided that such agreement to fund shall not act as a waiver by such Subscriber of its right to assert independently any claim that the Subscriber may have against any Other Subscriber or the Company. In the event that, as a result of any such pledge, mortgage, assignment, transfer or grant of a security interest, a Subscriber makes a payment directly to the Company account as requested by a lender under a Credit Facility, such payment shall be deemed to be the payment of a Drawdown Purchase Price by Subscriber to the Company in all respects.

Subscriber hereby (i) acknowledges that the Company has informed Subscriber that the Company may enter into a Credit Facility at any time, including before and after the investment period, and that such Credit Facility may include a pledge of collateral referred to in clauses (ii) through (iv) above and, directly or indirectly, grant the related lender the right to initiate Drawdown Notices in the name of the Company when an event of default under such Credit Facility exists, which each Subscriber shall fund, to the Company, consistent with the terms hereof and its obligations hereunder; (ii) acknowledges that for so long as the Credit Facility is in place, except with the prior consent of the lender, the Company has agreed not to amend, modify, cancel, terminate, reduce, suspend or waive any of such Subscriber’s obligations under this Subscription Agreement in a manner that could be materially adverse to the rights of the lender contemplated by this paragraph; and (iii) agrees, if requested by the Company, to provide to the Company: (A) to the extent publicly available, as soon as reasonably available after the end of Subscriber’s fiscal year, a copy of such Subscriber’s annual report, if available, or such Subscriber’s balance sheet as of the end of such fiscal year and the related statements of operations for such fiscal year prepared or reviewed by independent public accountants in connection with such Subscriber’s annual reporting requirements; (B) from time to time, a certificate confirming the remaining amount of such Subscriber’s Unfunded Capital Commitment; and (C) such other consents and documents as may be reasonably requested by the Company to acknowledge the same.

8. Representations and Warranties of the Company. The Company represents and warrants to the Subscriber (as of the Closing Date) and as of each date on which the Subscriber makes a capital contribution to the Company that:

8.1. Formation and Standing. The Company is existing and in good standing as a statutory trust under the laws of the State of Delaware, has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted as described in this Subscription Agreement, the Offering Document and the Governing Documents and is duly qualified to transact business and is in good standing in every jurisdiction in which the character of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on its business operations.

FOR ALL SUBSCRIBERS

8.2. Authorization of Agreement, etc. The execution, delivery and performance by the Company of this Subscription Agreement have been authorized by all necessary action, and this Subscription Agreement, when duly executed and delivered by the Subscriber and the Company, will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity. The execution, delivery and performance by the Company of the Governing Documents have been authorized by all necessary action, and the Governing Documents will constitute legal, valid and binding documents of the Company, enforceable against the Company in accordance with their terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity.

8.3. Compliance with Laws and Other Instruments. Each of (a) the execution and delivery of this Subscription Agreement by the Company, the performance by the Company of its obligations under this Subscription Agreement and the consummation by the Company of the transactions contemplated hereby and (b) the execution and delivery of the Governing Documents by the Company, the performance by the Company of its obligations under the Governing Documents and the consummation by the Company of the transactions contemplated thereby: (i) does not conflict with or result in any breach or violation of or default under the organizational documents governing the Company, as applicable, (ii) does not conflict with or result in any breach or violation of or default under any material agreement or other instrument to which the Company is a party or by which the Company, or any of its properties or rights are bound, or any material license, permit, franchise, judgment, decree, award, statute, rule or regulation applicable to the Company or its business, properties or rights, other than such conflicts, breaches, violations or defaults that would not have a material adverse effect on the Company or otherwise are not material to the performance of the obligations of the Company under this Subscription Agreement or the Governing Documents, (iii) does not violate any applicable material statute or regulation, other than such violations that would not have a material adverse effect on the Company or otherwise are not material to the performance of the obligations of the Company under this Subscription Agreement or the Governing Documents or (iv) does not require the filing or registration with, or the approval, authorization, license or consent of, any court or governmental department, agency or authority, or any third party which has not already been duly and validly made or obtained, except where the failure to make such filing or registration or obtain such approval, authorization, license or consent would not have a material adverse effect on the Company.

8.4. No Legal Action Pending, etc. There is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding (whether federal, state, local or foreign) pending or, to the knowledge of the Company, threatened against (a) the Company or (b) the Advisor, that in the case of each of (a) or (b), if adversely determined, is reasonably likely to have a material adverse effect on the Company or the Advisor.

8.5. Issuance of Shares. The Shares of the Company have been duly authorized for issuance and, when issued and delivered against payment therefore in accordance with the terms, conditions, requirements and procedures described in the Governing Documents and the Subscription Agreement, will be validly issued and fully paid and non-assessable.

8.6. Certain Conflicts of Interest. The Company confirms that all service and other contractual arrangements (excluding arrangements specifically contemplated in the Governing Documents or the Subscription Agreements) that involve the payment of any fee or expense by the Company between (i) the Company and (ii) the Advisor or its affiliates, shall be reviewed by the Board in accordance with the Investment Company Act and the rules and regulations promulgated thereunder.

FOR ALL SUBSCRIBERS

No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or any Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. “Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

9. Representations, Warranties and Covenants of the Subscriber. The Subscriber represents, warrants and covenants to the Company and the Advisor, as of the date that this Subscription Agreement is signed by the Subscriber, as of the Closing Date, as of each date on which it makes a capital contribution to the Company and on the subsequent dates specified below (to the extent specified below) that:

9.1. Authorization of Purchase and Compliance with Laws and Other Instruments. The persons signing this Subscription Agreement (taking into account the power of attorney granted to the Company pursuant to Section 10 of this Subscription Agreement) on the Subscriber’s behalf are duly authorized to sign and enter into this Subscription Agreement on the Subscriber’s behalf.

(a) If the Subscriber is an Entity: (a) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) the execution, delivery and performance by it of this Subscription Agreement are within its powers, have been duly authorized by all necessary action on its behalf, require no action by or in respect of, or filing with, any governmental body, agency or official, or any third party (except as disclosed in writing to the Company as of the date that this Subscription Agreement is signed by the Subscriber) and do not and will not contravene, or constitute a default under, (i) any provision of its certificate of incorporation, limited liability company operating agreement, limited partnership agreement, declaration of trust or other comparable organizational documents or (ii) any provision of applicable law, rule or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Subscriber or any material agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its respective properties is bound, or any material license, permit or franchise applicable to the Subscriber or its business, properties or rights other than such contraventions or defaults that do not impair or otherwise affect the Subscriber’s ability to perform its obligations under this Subscription Agreement or are not material to the Subscriber’s financial condition; and (c) this Subscription Agreement constitutes the legal, valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity. Neither the execution, delivery or performance of this Subscription Agreement by the Subscriber, nor the consummation of the transactions contemplated hereby, will result in the creation or imposition of any lien or encumbrance upon any of the assets or properties of such Subscriber.

(b) If the Subscriber is an Individual, (a) the execution, delivery and performance by the Subscriber of this Subscription Agreement are within such person’s legal right and power, require no action by or in respect of, or filing with, any governmental body, agency or official, or any third party (except as disclosed in writing to the Company as of the date that this Subscription Agreement is signed by the Subscriber), and do not and will not contravene, or constitute a default under, any provision of applicable law, rule or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Subscriber or any material agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of his respective properties is bound, other than contraventions or defaults that do not impair or otherwise affect the Subscriber’s ability to perform its obligations under this Subscription Agreement or are not material to the Subscriber’s financial condition; and (b) this Subscription Agreement constitutes the legal, valid and binding obligation of the Subscriber enforceable against the

FOR ALL SUBSCRIBERS

Subscriber in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity. Neither the execution, delivery or performance of this Subscription Agreement by the Subscriber, nor the consummation of the transactions contemplated hereby, will result in the creation or imposition of any lien or encumbrance upon any of the assets or properties of such Subscriber. If the individual subscribing in the Company is investing assets on behalf of an IRA, the individual who established the IRA has signed the signature page of this Subscription Agreement and confirms that such individual (i) has directed the custodian or trustee of the IRA to execute the acknowledgement on the signature page and (ii) has signed below to indicate that he or she has reviewed, directed and certifies to the accuracy of the representations and warranties made herein with respect to the IRA and the individual Subscriber.

(c) If the Subscriber is a Shareholder that is a Benefit Plan Investor or an Other Plan Investor or an IRA (each as defined on Schedule 2), it has completed Schedule 2, which, without limiting any other assurances in this Subscription Agreement, it hereby specifically represents and agrees is correct and complete.

9.2. No Legal Action Pending, etc. There is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding (whether federal, state, local, or foreign) pending or, to the knowledge of the Subscriber, threatened against the Subscriber that, if adversely determined, is reasonably likely to impair or otherwise affect the Subscriber’s ability to perform its obligations under this Subscription Agreement or is reasonably likely to have a material adverse effect on the Subscriber’s financial condition.

9.3. Acknowledgment of Risks; Access to Information. The Subscriber hereby acknowledges it has been provided and has carefully reviewed the Offering Document and the Governing Documents. The Subscriber understands the risks of, and other considerations relating to, the purchase of Shares, including, without limitation, the information appearing in the Offering Document under the headings “Risk Factors”, “Conflicts of Interests” and “Regulatory and Tax Matters” and the effect of the provisions of Section 5 of this Subscription Agreement (relating to Shareholders that default on their obligations to make Capital Commitments). The Subscriber also has been afforded the opportunity to obtain any additional information necessary to verify the accuracy of the information in the Offering Document and the Governing Documents. The Company has answered all of the Subscriber’s inquiries, if any. In deciding to acquire Shares, the Subscriber has not relied upon any information from the Company or the Advisor or any of their respective partners, members, officers, counsel, representatives or agents, including, without limitation, any placement agents of the Company (the “Placement Agents”), or any other person, other than information contained in the Offering Document or Governing Documents. The Subscriber was not solicited to invest in the Company by any form of general solicitation, holds a pre-existing substantive business relationship with representatives of the Company, and has previously provided information regarding the Subscriber’s financial situation and sophistication as an investor.

9.4. Evaluation and Ability to Bear Risks. The Subscriber’s decision to invest in the Company was made by the Subscriber as person(s) who (a) are independent of the Company, the Advisor and the Placement Agents and their respective affiliates, (b) are authorized to make such investment decisions, and (c) have relied on their own tax, legal and financial advisers with regard to all matters relating to the Subscriber’s investment in the Company (including federal, state and local tax matters) and not on any advice or recommendation of the Company, the Advisor or the Placement Agent or any of their respective affiliates, notwithstanding anything in Section 9.3 to the contrary. The Subscriber’s prior investment experience and its general knowledge about the management, proposed operations and prospects

FOR ALL SUBSCRIBERS

of the Company enable the Subscriber, together with the Subscriber’s advisers, to make an informed decision with respect to the merits and risks of an investment in the Company. The Subscriber is able to bear the economic risk of its acquisition of Shares, including a complete loss of its investment in the Company. The Subscriber acknowledges and agrees that (i) it is not a client of the Advisor with respect to its investment in the Company, (ii) the Advisor provides services solely to the Company, in the case of (ii) including any reporting or consultation with investors thereof (except as may be described in the Offering Document).

9.5. Purchase of an Investment. The Subscriber represents and warrants that it is acquiring Shares for investment purposes only and not with a view to the resale or distribution of all or any part of such Shares and the Subscriber has no present intention, agreement or arrangement to divide its participation with others or to sell, assign, transfer or otherwise dispose of all or any part of such Shares. The Subscriber understands that it must bear the economic risk of its investment in Shares for an indefinite period of time, because, among other reasons, the offering and sale of Shares has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and that they may not be resold or otherwise disposed of unless they are registered thereunder or an exemption from registration is available. The Subscriber also understands that transfers of Shares are further restricted by the provisions of this Subscription Agreement and the Governing Documents, and may be restricted by applicable state and non-U.S. securities laws, that no market exists or is expected to develop for the Shares.

9.6. Share Transfer Restrictions.

(a) Prior to an Exchange Listing, if any, the Subscriber may not sell, offer for sale, exchange, transfer, assign, pledge, hypothecate or otherwise dispose of (each, a “Transfer”) any of its Shares or its Capital Commitment unless (i) the Company provides prior written consent; provided, that the Company shall not unreasonably withhold, condition or delay its consent to any Transfer by the Subscriber to an affiliate of the Subscriber; (ii) the Transfer is made in accordance with applicable securities laws and (iii) the Transfer is otherwise in compliance with the transfer restrictions set forth in clauses (A) through (D) below. No Transfer will be effectuated except by registration of the Transfer on the Company books. Each transferee must agree to be bound by these restrictions and all other obligations as an investor in the Company. Following an Exchange Listing, if any, the Subscriber may be restricted from selling or disposing of its Shares by applicable securities laws or contractually by a lock-up agreement with the underwriters of the Exchange Listing. Transfer restrictions include:

(A) In any event, the consent of the Company to a proposed Transfer may be withheld (1) if the creditworthiness of the proposed transferee, as determined by the Company in its sole discretion, is not sufficient to satisfy all obligations under the Subscription Agreement or (2) unless, in the opinion of counsel (who may be counsel for the Company or the Subscriber) satisfactory in form and substance to the Company:

(I) such Transfer would not violate the Securities Act or any state (or other jurisdiction) securities or “Blue Sky” laws applicable to the Company or the Shares to be Transferred;

(II) such Transfer would not cause all or any portion of the assets of the Company to constitute or be at a substantial risk of constituting “plan assets” under ERISA, certain Department of Labor regulations or Section 4975 of the Code;

(III) such Transfer will not violate any law, regulation or other governmental rule applicable to such Transfer; and

FOR ALL SUBSCRIBERS

(IV) such Transfer will not (A) subject the Company, the Advisor or any of their affiliates or any officer, director or employee of the Company or the Advisor or any of their affiliates to additional regulatory requirements the compliance with which would subject the Company or such other Person to material expense or burden (unless such affected person consents to such Transfer).

(B) The Subscriber agrees that it will pay all reasonable expenses, including attorneys’ fees, incurred by the Company in connection with any Transfer of all or any fraction of its Shares, prior to the consummation of such Transfer.

(C) Any person that acquires all or any fraction of the Shares of the Subscriber in a Transfer permitted under this Subscription Agreement shall be obligated to pay to the Company the appropriate portion of any amounts thereafter becoming due in respect of the Capital Commitment committed to be made by its predecessor in interest. The Subscriber agrees that, notwithstanding the Transfer of all or any fraction of its Shares, as between it and the Company it will remain liable for its Capital Commitment and for all payments of any Drawdown Purchase Price required to be made by it (without taking into account the Transfer of all or a fraction of such Shares) prior to the time, if any, when the purchaser, assignee or transferee of such Shares, or fraction thereof, becomes a holder of such Shares.

(D) The Company shall not recognize for any purpose any purported Transfer of all or any fraction of the Shares and shall be entitled to treat the transferor of Shares as the absolute owner thereof in all respects, and shall incur no liability for distributions or dividends made in good faith to it, unless the Company shall have given its prior written consent thereto and there shall have been filed with the Company a dated notice of such Transfer, in form satisfactory to the Company, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such notice (1) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Subscription Agreement and its agreement to be bound thereby, and (2) represents that such Transfer was made in accordance with this Subscription Agreement, the provisions of the Offering Document and all applicable laws and regulations applicable to the transferee and the transferor.

9.7. Obligation to Make Payments and Compliance with Laws and Regulations. The Subscriber confirms that (a) the Subscriber is obligated to pay the Company any amounts that the Company is required to withhold or pay with respect to or on behalf of the Subscriber and that exceed amounts then available for distribution to the Subscriber, whether or not the Subscriber has withdrawn from the Company or the Company has terminated or dissolved, (b) to the extent that the Subscriber owes any amounts to the Company hereunder, the Subscriber understands and agrees that the Company may withhold such amounts from any distributions that otherwise would be made to the Subscriber under the Governing Documents and this Subscription Agreement in satisfaction thereof (it being understood that such amounts shall be deemed distributed), without waiver of any other rights the Company may have hereunder or thereunder, and (c) the Subscriber is responsible for compliance with all tax, exchange control, reporting and other laws and regulations applicable to its investment in the Company.

9.8. Prohibited Categories. The Subscriber: (i) is not registered as an investment company under the Investment Company Act; (ii) has not elected to be regulated as a business development company under the Investment Company Act; and (iii) either (A) is not relying on the exception from the definition of “investment company” under the Investment Company Act set forth in Section 3(c)(1) or 3(c)(7) thereunder or (B) is otherwise permitted to acquire and hold more than 3% of the outstanding voting securities of a business development company.

FOR ALL SUBSCRIBERS

9.9. Applicable Categories. The Subscriber hereby certifies to the Company that the categories initialed below apply to the Subscriber. (The Subscriber must initial each applicable category.)

____ The Subscriber is a Shareholder that is a Benefit Plan Investor (as defined in Schedule 2).

____ The Subscriber is an Other Plan Investor (as defined in Schedule 2 – e.g., a “governmental” plan).

____ The Subscriber is a Tax-Exempt Subscriber (i.e., exempt from U.S. federal income taxation under Section 501 of the Code).

____ The Subscriber is a BHC Subscriber1 (i.e., a bank holding company registered under the BHC Act or a non-bank subsidiary thereof).

____ The Subscriber is a Foundation (as defined in Section 509 of the Code).

____ The Subscriber is a “United States person” for U.S. federal income tax purposes.

____ The Subscriber is a “charitable remainder trust” within the meaning of Section 664 of the Code.

____ The Subscriber is or may become a person (including an entity) that has discretionary authority or control with respect to the assets of the Company or a person who provides investment advice with respect to the assets of the Company or an “affiliate” of such a person. (For purposes of the foregoing, an “affiliate” is any person controlling, controlled by or under common control with any such person, including by reason of having the power to exercise a controlling influence over the management or policies of such person.)

____ The Subscriber is “Centerbridge Related” (i.e., an affiliate of the Company or the Advisor, or a director, officer, employee or agent of the Company or the Advisor or any of their respective affiliates).

____ The Subscriber is subject to the Freedom of Information Act, 5 U.S.C § 552 (“FOIA”), any state public records access laws, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any similar statutory or legal right that might result in the disclosure of confidential information relating to the Company (together with FOIA, “Public Disclosure Laws”). Please indicate the relevant Public Disclosure Laws to which the Subscriber is subject.

[1]

A BHC Subscriber is defined as a subscriber that is a bank holding company, as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended (the “BHC Act”), a non-bank subsidiary (for purposes of the BHC Act) of a bank holding company, a foreign banking organization, as defined in Regulation K of the Board of Governors of the Federal Reserve System (12 C.F.R. § 211.23) or any successor regulation, or a non-bank subsidiary (for purposes of the BHC Act) of a foreign banking organization which subsidiary is engaged, directly or indirectly in business in the United States and which in any case holds Shares for its own account.

FOR ALL SUBSCRIBERS

9.10. Sale of Shares. The Subscriber understands and agrees that the Company may cause the Subscriber to sell all or a portion of its Shares in accordance with the provisions of the Governing Documents and this Subscription Agreement, including Section 4.3 hereof.

9.11. Swaps or Participations. The Subscriber represents and warrants that Subscriber will not enter into a swap, structured note or other derivative instrument, the return from which is based in whole or in part, directly or indirectly, on the return with respect to the Company or its Shares (a “Swap”) or any participation or sub-participation agreement with a counterparty or counterparties (each, a “Counterparty”), such that the Counterparty would be deemed to be: (i) a beneficial owner of Shares in the Company for purposes of the Investment Company Act; (ii) the beneficial owner of Shares in the Company for purposes of the Commodity Exchange Act, as amended, or the rules of the CFTC; (iii) an offeree or purchaser of Shares for purposes of the Securities Act; (iv) a client of the Advisor for purposes of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (v) a purchaser of Shares for purposes of the Exchange Act (including, without limitation the anti-fraud rules thereunder); or (vi) a holder of Shares who is an investor in a Plan.

9.12. Correctness of Information. The Subscriber represents and warrants that the information it has provided in this Subscription Agreement, its Annexes, Schedules and Exhibits (collectively “Attachments”) (which Attachments are incorporated in this Subscription Agreement by reference as if expressly set forth herein), and, to its knowledge, in any U.S. Internal Revenue Service or other tax form delivered to the Company or the Advisor, is true, accurate and complete and may be relied upon by the Company for any purpose, including the establishment of subscriber-related facts underlying claims of exemption from the registration provisions of federal and state securities laws. The Subscriber acknowledges that the Company and the Advisor are relying on such information in connection with (a) the Subscriber being admitted as a Shareholder, (b) not registering the offer and sale of Shares under the Securities Act or any state securities laws, (c) if applicable, determining whether Benefit Plan Investors (as defined in Schedule 2) own less than 25% of the value of Shares, as determined under the Plan Asset Regulation (as defined in Schedule 2), from time to time, and (d) the management of the Company’s business. If at any time during the term of the Company any of the representations and warranties contained in this Subscription Agreement (including the Annexes, Schedules and Exhibits attached hereto) shall cease to be true, the Subscriber will promptly notify the Company in writing.

9.13. Owners of Grantor Trusts and Disregarded Entities. If you are treated for U.S. federal income tax purposes as a grantor trust under Sections 671-679 of the Code or a “disregarded entity” within the meaning of U.S. Treasury Regulation Section 301.7701-2(c), the Subscriber hereby represents and warrants that the person treated for U.S. federal income tax purposes as the owner of your Interests has signed this Subscription Agreement in the place provided in the attached signature page, and by signing this Subscription Agreement, such person hereby agrees that the covenants and agreements of the Subscriber contained in this Subscription Agreement shall be binding upon such person to the same extent as if made directly by such person to the Company. If you have not provided an executed copy of such signature page you hereby represent that you are not a disregarded entity, as described above.

9.14. For Grantors of Revocable Trusts. By signing this Subscription Agreement each grantor of the subscribing revocable trust (the “Subscribing Trust”) hereby acknowledges that, as of the date of this Subscription Agreement, such grantor has reviewed all information pertaining to such grantor provided by such grantor or the Subscribing Trust to the Company in connection with the Subscribing Trust’s subscription for the Shares hereunder, and such grantor hereby certifies that such information, including, without limitation, information contained herein and information incorporated herein by reference, is true, correct and complete as of the respective dates referred to herein and may be relied upon by the Company,

FOR ALL SUBSCRIBERS

and the Advisor in determining the Subscribing Trust’s and such grantor’s suitability as an investor in the Company. Each grantor of the Subscribing Trust hereby agrees that each covenant and agreement of the Subscribing Trust contained herein is binding upon such grantor and enforceable against such grantor as if made directly by such grantor to the Company, and the Advisor.

9.15. Anti-Money Laundering Representations and Covenants. Before making the following representations and warranties, the Subscriber should check the website of the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) at <http://www.treas.gov/offices/enforcement/ofac/>.

(a) The Subscriber represents and warrants that the amounts contributed by it to the Company are not and will not be directly or indirectly derived from activities that may contravene U.S. federal, state or other laws and regulations, including anti-money laundering laws and regulations, including in connection with or as a result of any payment or benefit made or provided by any persons or entities that are acting, directly or indirectly, (i) in contravention of any applicable laws and regulations, including anti-money laundering regulations or conventions, (ii) on behalf of terrorists or terrorist organizations, including those persons or entities that are included on the OFAC list, or on the Sanctions List (as defined below) or who are directly or indirectly affiliated with any country, territory, individual or entity named on an OFAC list or prohibited by any OFAC sanctions programs or on any Sanctions List, (iii) on behalf of an entity operationally based or domiciled in a country or territory in relation to which sanctions imposed by the United States, the United Nations, the European Union (the “EU”) and/or the United Kingdom (the “UK”) apply or which is otherwise subject to sanctions imposed by the United States, the United Nations, the EU or the UK (including as the latter are extended to the Cayman Islands by statutory instrument), (iv) for a politically exposed person2, a family member of a politically exposed person or a close associate of a politically exposed person, unless the Company, after being specifically notified by the Subscriber in writing that it is such a person, conducts further due diligence, and determines that such investment shall be permitted or (v) for a foreign shell bank.

(b) United States federal regulations and executive orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals3. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/offices/enforcement/ofac/>. In addition, the programs administered by OFAC (“OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

[2]

A “politically exposed person” or “PEP” includes: (a) a person who is or has been entrusted with prominent public functions by a foreign country, for example a Head of State or of government, senior politician, senior government, judicial or military official, senior executive of a state owned corporation, and important political party official; (b) a person who is or has been entrusted domestically with prominent public functions, for example a Head of State or of government, senior politician, senior government, judicial or military official, senior executive of a state owned corporation, and important political party official; and (c) a person who is or has been entrusted with a prominent function by an international organization like a member of senior management, such as a director, a deputy director and a member of the board or equivalent functions. A family member of a politically exposed person includes the politically exposed person’s parents, siblings, spouse and children. A close associate of a politically exposed person means any natural person who is known to hold the ownership or control of a legal instrument or person jointly with a politically exposed person, or who maintains some other kind of close business or personal relationship with a politically exposed person, or who holds the ownership or control of a legal instrument or person which is known to have been established to the benefit of a politically exposed person.

[3]	These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

FOR ALL SUBSCRIBERS

The Subscriber represents and warrants that, to the best of its knowledge, none of:

(i) the Subscriber;

(ii) any person controlling or controlled by the Subscriber;

(iii) if the Subscriber is a privately held entity, any person having a beneficial interest in the Subscriber; or

(iv) any person for whom the Subscriber is acting as trustee, agent, representative or nominee for a beneficial owner, in connection with this investment:

is a country, territory, individual or entity named on an OFAC list, is a person or entity prohibited under the OFAC Programs or any other similar economic and trade sanctions program or is a person or group identified as a terrorist organization on any other relevant lists maintained by governmental authorities, is on the sanctions lists adopted by the United Nations and/or the EU or the UK (to such extent such sanctions are extended by the UK Government to the Cayman Islands by virtue of Order in Council passed by the UK Government), as such lists may be extended from time to time (the “Sanctions List”) or are directly or indirectly affiliated with any country, territory, individual or entity named on an OFAC list or prohibited by any OFAC sanctions programs or on any Sanctions List.

Please be advised that the Company may determine in their discretion not to accept any amounts from a prospective investor if it cannot make the representations and warranties set forth in the preceding paragraph.

(c) The Subscriber agrees to notify the Company promptly in writing should the Subscriber become unable to make the representations and warranties in Section 9.15(a) above or if the Subscriber becomes aware of any change in the information set forth in these representations and warranties. The Subscriber is advised that, by law, the Company may be obligated to “freeze the account” of the Subscriber, by prohibiting additional Capital Contributions from the Subscriber, excluding the Subscriber from participation in investments and/or segregating the assets in the account in compliance with governmental regulations, and the Company may be required to report such action and to disclose the Subscriber’s identity to OFAC or other applicable governmental and regulatory authorities. The Subscriber further acknowledges that the Company may, by written notice to the Subscriber, withhold distributions from such Subscriber if the Company reasonably deems it necessary to do so to comply with anti-money laundering laws and regulations applicable to the Company, the Advisor or any of the Company’s other service providers.

(d) The Subscriber represents and warrants that, to the best of its knowledge, none of:

(i) the Subscriber;

(ii) any person controlling or controlled by the Subscriber;

(iii) if the Subscriber is a privately held entity, any person having a beneficial interest in the Subscriber; or

FOR ALL SUBSCRIBERS

(iv) any person for whom the Subscriber is acting as trustee, agent, representative or nominee in connection with this investment:

(v) is a senior foreign political figure4 or any immediate family member5 or close associate6 of a senior foreign political figure or, except to the extent identified to the Company in writing, a politically exposed person, or any immediate family member or close associate of a politically exposed person.

(e) If the Subscriber is a non-U.S. banking institution (a “Non-U.S. Bank”) or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Non-U.S. Bank, the Subscriber represents and warrants that:

(i) the Non-U.S. Bank has a fixed address, other than solely an electronic address, in a country in which the Non-U.S. Bank is authorized to conduct banking activities;

(ii) the Non-U.S. Bank employs one or more individuals on a full-time basis;

(iii) the Non-U.S. Bank maintains operating records related to its banking activities;

(iv) the Non-U.S. Bank is subject to inspection by the banking authority that licensed the Non-U.S. Bank to conduct banking activities; and

(v) the Non-U.S. Bank does not provide banking services to any other Non-U.S. Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(f) The Subscriber understands and agrees that any distributions paid to it will be paid to the account specified in this Subscription Agreement, unless the Company, in its discretion agrees to pay distributions to another account as notified by the Subscriber to the Company and signed by one or more of the persons listed as a person authorized by the Subscriber to give and receive instructions between the Company and the Subscriber.

(g) The Subscriber further represents and warrants that: (i) the Subscriber has conducted thorough due diligence with respect to all of its beneficial owners, (ii) the Subscriber has established the identities of all beneficial owners and the source of each of the beneficial owner’s funds, (iii) the Subscriber will retain evidence of any such identities, any such source of funds and any such due diligence, and (iv) the proceeds from the Subscriber’s investment in the Interests will not be used to finance any illegal activities.

[4]

For purposes of this Subscription Agreement, the term “senior foreign political figure” means a current or former senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a current or former senior official of a major non-U.S. political party, or a current or former senior executive of a non-U.S. government-owned commercial enterprise. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure. For purposes of this definition, the term “senior official” or “senior executive” means an individual with substantial authority over policy, operations, or the use of government-owned resources.

[5]	For purposes of this Subscription Agreement, an “immediate family member” of a senior foreign political figure means spouses, parents, siblings, children and a spouse’s parents and siblings.
[6]

For purposes of this Subscription Agreement, a “close associate” of a senior foreign political figure means a person who is widely and publicly known (or is actually known) to maintain an unusually close relationship with a senior foreign political figure.

FOR ALL SUBSCRIBERS

(h) The Subscriber agrees that, upon the request of the Company or the Advisor, it will provide such information as the Company or the Advisor requires to satisfy applicable anti-money laundering laws and regulations, including, without limitation, the Subscriber’s anti-money laundering policies and procedures, background documentation relating to its directors, trustees, settlors and beneficial owners, and audited financial statements, if any.

10. Power of Attorney; Appointment of Company as Attorney-in-fact and Agent.

(a) The Subscriber hereby constitutes and appoints the Company its true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for the Subscriber and in the Subscriber’s name, place and stead, in any and all capacities and to take any and all other actions as are authorized by the power of attorney contained in this Subscription Agreement. The power of attorney granted hereby shall be deemed an irrevocable special power of attorney, coupled with an interest, which the Company may exercise for the Subscriber by the signature of the Company or by listing the Subscriber as a Shareholder executing any instrument with the signature of the Company as attorney-in-fact for the Subscriber. This grant of authority shall survive the assignment by the Subscriber of the whole or any portion of the Subscriber’s Shares, except where the assignment is of all of the Subscriber’s Shares in the Company and the assignee thereof, with the consent of the Company, is admitted as a Shareholder; provided, however, this power of attorney shall survive the delivery of such assignment for the sole purpose of enabling any such attorney-in-fact to effect such substitution. The Company, as attorney-in-fact for the Subscriber, may make, execute, sign, acknowledge, swear to, record and file:

(i) all certificates and other instruments deemed advisable by the Company in order for the Company to enter into any borrowing or pledging arrangement, including any Credit Facility;

(ii) all certificates and other instruments deemed advisable by the Company to comply with the provisions of this Subscription Agreement and applicable law or to permit the Company to become or to continue as a business development corporation, and

(iii) all other instruments or papers not inconsistent with the terms of this Subscription Agreement which the Company considers advisable.

11. Agents; Nominees. In the event (as indicated on Schedule 1) that the Subscriber is acting as an agent pursuant to a power-of-attorney (“Agent”), or nominee (a “Nominee”) for an individual or entity that will be the beneficial owner of the Shares, (i) in the case of an Agent, the Agent represents and warrants that the representations, warranties, and agreements made in this Subscription Agreement are made by the Agent with respect to and on behalf of the beneficial owner as the Subscriber, and (ii) in the case of a Nominee who will be the Subscriber, the Nominee makes such representations on behalf of the Nominee, as the Subscriber, and the beneficial owner of the Shares subscribed for hereby. The Agent or Nominee, as the case may be, represents and warrants that the Agent or Nominee has all requisite power and authority from said beneficial owner to execute and perform the obligations on behalf of the beneficial owner (and, as applicable, on its own behalf as record owners of the Shares) under this Subscription Agreement and the Governing Documents, and hereby agrees to indemnify and hold harmless the Company, the Advisor and their respective affiliates, against any and all loss, liability, claim, damage, cost, and expense whatsoever (including, but not limited to, legal fees and expenses) arising out of, or resulting from, or based upon, any misrepresentation or breach of warranty of this Section 11.

FOR ALL SUBSCRIBERS

12. Company Elections. The Subscriber understands that the Company has filed or intends to file elections to be treated as (i) a business development company under the Investment Company Act and (ii) a regulated investment company within the meaning of Section 851 of the Code, for U.S. federal income tax purposes; pursuant to those elections, the Subscriber will be required to furnish certain information to the Company as required under Treasury Regulations Section 1.852-6(a) and other regulations. If the Subscriber is unable or refuses to provide such information directly to the Company, the Subscriber understands that it will be required to include additional information on its income tax return as provided in Treasury Regulations Section 1.852-7.

13. No Third-Party Beneficiaries. Except as provided with respect to a lender under a Credit Facility in accordance with Section 7, the provisions of this Subscription Agreement are not intended to be for the benefit of or enforceable by any third party. Without limiting the foregoing, no third party shall, except as permitted by law and this Subscription Agreement, have any right to (i) enforce or demand enforcement of a Subscriber’s Capital Commitment, obligation to return distributions, or obligation to make other payments to the Company as set forth in this Subscription Agreement or (ii) demand that the Company issue any capital call.

14. Miscellaneous Provisions.

14.1. Amendments and Waivers. This Subscription Agreement may be amended only with the written consent of the Subscriber and the Company. The observance of any provision of this Subscription Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party hereto that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of such party waiving such term or condition. No waiver by any party hereto of any provision of this Subscription Agreement in any one or more instances shall be deemed to be or construed as a waiver of the same or other provision of this Subscription Agreement on any future occasion. No delay or omission in the exercise of any power, remedy or right herein provided or otherwise available to any party hereto shall impair or affect the right of such party thereafter to exercise the same. Any extension of time or other indulgence granted to any party hereto shall not otherwise alter or affect any power, remedy or right with respect to the other party hereto, or the obligations of the party hereto to whom such extension or indulgence is granted. All remedies, either under this Subscription Agreement or by law or otherwise afforded, shall be cumulative and not alternative.

14.2. Survival of Representations and Warranties; Indemnity. All representations and warranties contained herein or in any Attachments hereto made by the Subscriber shall survive indefinitely following the execution and delivery of this Subscription Agreement, and the issue and sale of Shares. The Subscriber shall and hereby does agree to indemnify and hold the Company, the Advisor and their respective controlling persons, officers, directors, members, partners, employees, and affiliates, free and harmless from and in respect of any and all claims, actions, demands, causes of action, liabilities, losses and expenses whatsoever (including, without limitation, attorneys’ fees) arising from the breach or alleged breach of any of the representations, warranties or covenants made by or on behalf of Subscriber in this Subscription Agreement or in any Attachments hereto, or in the Governing Documents. Any claims for indemnity may be offset against subsequent distributions subject to applicable law. The Company agrees that any indemnification payable by the Subscriber pursuant to this Agreement shall not, in the aggregate, exceed an amount equal to the amount of the Subscriber’s Capital Commitment.

FOR ALL SUBSCRIBERS

14.3. Successors and Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors of the parties hereto. However, the Subscriber shall not transfer this Subscription Agreement or any of its rights in, to or under this Subscription Agreement and any attempted transfer shall be void and without force or effect.

14.4. Notices. All notices, requests and other communications hereunder must be in writing and shall be deemed to have been duly given only if delivered (a) in person, (b) by registered or certified mail (c) by private courier, (d) by facsimile or (e) by e-mail. All notices to the Subscriber shall be delivered to the Subscriber at its last known address, facsimile number or e-mail address as set forth in the records of the Company. All notices to the Company shall be delivered to Overland Advantage, 375 Park Avenue, 11th Floor, New York, NY 10152, Attention: Investor Services Team or email OverlandAdvantage@centerbridge.com. All notices to the Subscriber shall be delivered to the address and email address provided by the Subscriber in Section 5 of Schedule 1 attached hereto. The Subscriber may designate a new address for notices by giving written notice to that effect to the Company. The Company may designate a new address for notices by giving written notice to that effect to the Subscriber. A notice given in accordance with the foregoing clauses (a), (b) and (c) shall be deemed to have been effectively given three Business Days after such notice is mailed by registered or certified mail, return receipt requested, or one Business Day after such notice is sent by overnight FedEx or other one-day provider, to the proper address, or at the time delivered when delivered in person or by private courier. A notice given by email shall be deemed to have been effectively given when sent unless the sender receives a message of “error in transmission,” provided confirmatory notice is sent by first class mail, postage prepaid or receipt is confirmed by an officer or other authorized representative of the recipient by answerback or other written means.

14.5. For the purposes of this Subscription Agreement, the term “Business Day” shall have the meaning ascribed to it in Rule 14d-1(g)(3) under the Exchange Act.

14.6. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

14.7. Jurisdiction, Venue, and Waiver of Jury Trial.

(a) Any action or proceeding relating in any way to this Agreement (including, without limitation, any action or proceeding based upon or arising out of or related to any marketing of the Shares) shall be brought and enforced exclusively in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, and the parties irrevocably submit to the jurisdiction of such courts in respect of any such action or proceeding.

(b) EACH PARTY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RIGHT TO A TRIAL BY JURY TO THE EXTENT PERMITTED BY LAW IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF THE TERMS AND CONDITIONS OF THIS AGREEMENT. THIS WAIVER APPLIES TO ANY LEGAL ACTION OR PROCEEDING, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EACH PARTY ACKNOWLEDGES THAT IT HAS RECEIVED THE ADVICE OF COMPETENT COUNSEL.

14.8. Headings, etc. The table of contents and the headings of the sections of this Subscription Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

FOR ALL SUBSCRIBERS

14.9. Severability. In the event any provision of this Subscription Agreement is determined to be invalid or unenforceable, such provision shall be deemed severed from the remainder of this Subscription Agreement and replaced with a valid and enforceable provision as similar in intent as reasonably possible to the provision so severed, and shall not cause the invalidity or unenforceability of the remainder of this Subscription Agreement.

14.10. Entire Agreement. This Subscription Agreement, together with its Attachments (which Attachments are incorporated in this Subscription Agreement by reference), constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and any other prior or contemporaneous written or oral agreements, statements or assurances with respect to this subject matter are hereby rescinded and terminated.

14.11. Irrevocability and Acceptance. This Subscription Agreement is and shall be irrevocable by the undersigned but will not be binding on the Company unless and until it is agreed to and accepted by the Company. The Company in its sole discretion may accept this Subscription Agreement with respect to the Capital Commitment in whole or in part. Acceptance will be given either by delivery of this Subscription Agreement to the Subscriber with the form of acceptance executed by the Company or by such execution and written notice thereof to the Subscriber. This Subscription Agreement will expire if it is not accepted by the Company on or prior to nine months from the date Subscriber has executed this Subscription Agreement.

14.12. Counterparts; Facsimile or PDF Signatures. This Subscription Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. Facsimile or PDF counterpart signatures to this Subscription Agreement shall be acceptable and binding.

14.13. Electronic Delivery of Communications. The Subscriber hereby acknowledges and agrees that the Company and/or the Advisor may deliver and make reports, statements and other communications, including, without limitation, the Offering Documents, this Subscription Agreement, Form 1099s and other tax related information and documentation (“Account Communications”), available to the Subscriber in electronic form, such as e-mail or by posting on a web site. It is the Subscriber’s affirmative obligation to notify the Company in writing if the Subscriber’s e-mail address(es) listed in Section 5 of Schedule 1 change(s). The Subscriber may revoke or restrict its consent to electronic delivery of Account Communications at any time by notifying the Company, in writing, of the Subscriber’s intention to do so, and will thereafter receive such Account Communications in paper form.

The Company and the Advisor will not be, to the fullest extent permitted by law, liable for any interception of Account Communications. The Subscriber should note that no additional charge for electronic delivery will be assessed, but the Subscriber may incur charges from its internet service provider or other internet access provider. In addition, there are risks, such as systems outages, that are associated with electronic delivery.

15. Compliance with the U.S. Patriot Act. The Subscriber hereby understands that to help the United States government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each Subscriber who opens an account, all as set forth on Schedule 1. The responses provided on such Schedule are deemed to be made in this Subscription Agreement as if expressly set forth herein.

FOR ALL SUBSCRIBERS

16. Confidentiality.

(a) The Subscriber acknowledges that the Offering Document and other information relating to the Company have been submitted to the Subscriber on a confidential basis for use solely in connection with the Subscriber’s consideration of the purchase of Shares. The Subscriber agrees that, without the prior written consent of the Company (which consent may be withheld at the sole discretion of the Company), the Subscriber shall not (i) reproduce the Offering Document or any other information relating to the Company, in whole or in part, or (ii) disclose the Offering Document or any other information relating to the Company to any person who is not an officer or employee of the Subscriber who is involved in its investments, or partner (general or limited) or affiliate of the Subscriber (it being understood and agreed that if the Subscriber is a pooled investment fund, it shall only be permitted to disclose the Offering Document or other information related to the Company to its limited partners or underlying investors if the Subscriber has required its limited partners or underlying investors to enter into confidentiality undertakings no less onerous than the provisions of this Section 16), except to the extent (A) such information has become generally available to the public other than as a result of the breach of this Section 16 by the Subscriber or any agent or affiliate of the Subscriber; (B) such information may be required to be included in any report, statement or testimony required to be submitted to any municipal, state or national regulatory body having jurisdiction over the Subscriber; (C) such information may be required in response to any summons or subpoena or in connection with any litigation; (D) necessary to comply with any law, order, regulation or ruling applicable to the Subscriber; (E) it is necessary to disclose such information to the Subscriber’s employees and professional advisors (including the Subscriber’s auditors and counsel and, for an ERISA Shareholder, such Persons as are necessary for the proper administration of the ERISA plan), so long as such Persons are advised of the confidentiality obligations contained herein; and (F) such information may be required in connection with an audit by any taxing authority. The Subscriber further agrees to return the Offering Document and any other information relating to the Company if no purchase of Shares is made or upon the Company’s request therefore. The Subscriber acknowledges and agrees that monetary damages would not be sufficient remedy for any breach of this section by it, and that in addition to any other remedies available to the Company in respect of any such breach, the Company shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

(b) The Subscriber further acknowledges that all information received in connection with this Subscription Agreement and the Company is confidential, and agrees that in the event the Subscriber receives material non-public information, the Subscriber shall not engage in any securities trading on the basis of such information in violation of applicable law.

17. Tax Matters. The Subscriber agrees to furnish the Company or the Advisor with any information, representations and forms as shall reasonably be requested by the Company or the Advisor from time to time to assist it in complying with any applicable law or tax requirements or determining the extent of, and in fulfilling, its withholding obligations. The Subscriber agrees to furnish the Advisor with any representations and forms as shall reasonably be requested by the Advisor to assist it in obtaining any exemption, reduction or refund of any withholding or other taxes imposed by any taxing authority or other governmental agency upon the Company or amounts paid to the Company.

18. FATCA Compliance. The Subscriber acknowledges and agrees that, in order to comply with the provisions of the U.S. Foreign Account Tax Compliance Act (“FATCA”) and avoid the imposition of U.S. federal withholding tax, the Company and the Advisor or their respective authorized agents may from time to time require further information or documentation from the Subscriber and, if and to the extent required under FATCA, the Subscriber’s direct and indirect beneficial owners (if any), relating to or establishing such person’s identity, residence (or jurisdiction of formation) and income tax status, and may provide or disclose such information and documentation to the U.S. Internal Revenue Service. The Subscriber agrees that it shall provide such information and documentation concerning itself and its beneficial owners (if any),

FOR ALL SUBSCRIBERS

as and when requested by the Company or its administrator or their respective authorized agents sufficient for the Company to comply with its obligations under FATCA. The Subscriber acknowledges that, if the Subscriber does not provide the requested information and documentation, the Company may, at its sole option and in addition to all other remedies available at law or in equity, immediately redeem the Subscriber’s Shares or prohibit the Subscriber from purchasing additional Shares or participating in additional investments in the Company. The Subscriber hereby agrees to indemnify and hold harmless the Company from any and all withholding taxes, interest, penalties and other losses or liabilities suffered by the Company on account of the Subscriber not providing all requested information and documentation in a timely manner. The Subscriber shall have no claim against the Company, its administrator, the Advisor or any of their respective affiliates for any form of damages or liability as a result of any of the aforementioned actions.

19. Compliance with Laws; Disclosure. The Company may disclose information concerning the Company or the Shareholders to the extent necessary to comply with applicable laws, including ERISA (if applicable), and regulations or policies, including any anti-money laundering or anti-terrorist laws or regulations or policies related thereto. Each Subscriber hereby agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary to enable the Company and/or the Advisor to comply with applicable laws, including, without limitation, ERISA (if applicable) and the Investment Company Act, and regulations or policies thereunder. The Subscriber consents to disclosure by the Company and its agents of information pertaining to the Subscriber to relevant third parties as the Company or its agents reasonably deem appropriate or necessary in connection with the operations of the Company, including without limitation, to governmental, regulatory, national security, courts, law enforcement or other authorities, banks, financial intermediaries and counterparties, including, without limitation, to parties outside of the jurisdiction in which the information was initially collected by the Company. The Subscriber hereby agrees to provide the Company or its designee, promptly upon request, all information requested in connection with their anti-money laundering and know-your-customer requirements. Each Subscriber hereby represents and warrants that the Subscriber has obtained all consents and approvals, as required by all applicable laws, regulations, by-laws and ordinances that regulate the collection, processing, use or disclosure of information concerning the Subscriber, necessary to disclose such information to the Company, and as required for the Company to use and disclose such information in connection with the performance of its obligations hereunder, and that the disclosure of such information does not violate any applicable laws, regulations, by-laws or ordinances. The Subscriber shall fully indemnify the Company and the Company shall have no liability for any action taken or omitted by it in reliance upon the foregoing representation and warranty for claims or complaints for failure to comply with any applicable law that regulates the collection, processing, use or disclosure of information concerning the Subscriber.

FOR ALL SUBSCRIBERS

Privacy Notice

CENTERBRIDGE PARTNERS, L.P.

CLIENT PRIVACY NOTICE FOR THE CENTERBRIDGE FUNDS

Your privacy is very important to us. This Privacy Notice sets forth the policies of Centerbridge Partners, L.P. (together with its affiliates, “Centerbridge”) with respect to each of the funds managed by Centerbridge (each, a “Fund” and together, the “Funds”) with respect to non-public personal information of our investors, prospective investors and former investors.7 This Privacy Notice is being provided in accordance with the applicable requirements under the privacy and data protection laws that apply in the jurisdictions where we operate (collectively, the “Data Protection Laws”). The purpose of this Privacy Notice is to provide you with information on how Centerbridge and the Funds use, store, share and otherwise process your personal data, as well as to advise you as to certain rights you have under the Data Protection Laws. The Funds and Centerbridge are considered to be data controllers in respect of any personal information8 we hold about you for the purposes of certain Data Protection Laws. This means that each Fund and Centerbridge (alone or jointly, as applicable) determines the purposes and the means of the processing of your personal information. Service providers to the Funds and Centerbridge, including the administrator, work under a range of professional and legal obligations that require them to process personal data (e.g., anti-money laundering legislation). In order to meet the requirements of such obligations, they, from time to time, would not be acting on our instructions but instead in accordance with their own respective professional or legal obligations and therefore as data controllers in their own right with respect to such processing. For more specific information or requests in relation to the processing of personal data by such service providers, you may also contact such service providers or by visiting their websites.

These policies apply to individuals only (including any individuals connected with an investing entity9), supersede any prior privacy notice provided to you, and may be changed at any time, provided a notice of such change is given to you. References herein to “you” or “your” or any derivation thereof refer to the natural person whose information we have.

WHAT PERSONAL INFORMATION DO WE HOLD

The categories of personal data we may collect include: (i) personal identifiers, such as your name, title, date of birth, age, gender, nationality, email address, residential address, telephone/fax/mobile number, tax identification number, social security number, passport number or other identification number and signature; (ii) commercial information, such as your assets, bank account information and income details, source of funds and details relating to your investment activity; (iii) internet or other electronic network activity information, such as your internet protocol (IP) address and your search history on Centerbridge’s website or any other web-based portal maintained by or for Centerbridge or the Funds; (iv) visual information, such as the photograph on your drivers’ license or other government-issued identification; and (v) professional or employment information, such as where you are currently employed and in what position. In addition to the information noted above, we may also generate additional information about you by documenting your communications with and business relationship to Centerbridge.

[7]	Affiliates of Centerbridge are deemed to include Overland Advisors, LLC and references to Funds are deemed to include Overland Advantage.
[8]	References to “personal information” herein also refer to “personal data.”
[9]

Accordingly, if you are an investing entity that provides personal data on individuals, this Privacy Notice will be relevant for those individuals and you should transmit this document to such individuals or otherwise advise them of its content.

FOR ALL SUBSCRIBERS

HOW DO WE OBTAIN YOUR PERSONAL INFORMATION

We obtain this information in the following ways: (i) in the subscription agreements, investor questionnaires and related documents; (ii) in correspondence and conversations with a Fund’s representatives; (iii) through transactions with a Fund, its affiliates or others; (iv) in connection with your registration to use a Fund’s website; and (v) from publicly accessible databases or registers, tax authorities, governmental agencies and supervisory authorities, credit agencies (for example, if accessed by the Fund’s administrator or a finance counterparty), fraud prevention and detection agencies, or other publicly accessible sources, social media and company websites.

HOW DO WE USE YOUR PERSONAL INFORMATION

We may process your personal data for the purposes of administering the relationship between you and us (including subscription acceptance, communications and reporting), marketing of our products and services, monitoring and analyzing our activities and your relationship to Centerbridge and the Funds, and complying with applicable legal or regulatory requirements, requests or investigations (including anti-money laundering, fraud prevention, tax reporting, sanctions compliance, or responding to requests for information from any government, regulatory, self-regulatory, supervisory or law enforcement authority or agency or from any counterparty or other service provider).

We will process your personal information fairly and for lawful purposes in accordance with one of the permitted grounds under the applicable Data Protection Laws. Such grounds include, for example, circumstances where:

(i)	processing is necessary to perform our obligations under the Fund Documents;

(ii)	we are required to comply with a legal or regulatory obligation applicable to us;

(iii)

we have, or a third-party on our behalf has, determined that it is necessary for our legitimate interests to collect and use your personal information, such as if we believe that you have a reasonable expectation for us or a third-party to collect or use your personal information for such purpose; or

(iv)	where you have otherwise consented to us processing your personal information.

WHAT ARE THE CONSEQUENCES OF FAILING TO PROVIDE PERSONAL INFORMATION

Where personal data is required to satisfy a legal or regulatory requirement (including those described above under “How Do We Use Your Personal Information”) or a contractual requirement, failure to provide such information may result in your subscription in the applicable Fund being rejected, compulsorily redeemed or withdrawn, as applicable. Where there is suspicion of unlawful activity, failure to provide personal data may result in the submission of a report to the relevant law enforcement agency or supervisory authority.

TO WHOM DO WE DISCLOSE PERSONAL INFORMATION

We do not disclose any of this personal information about our investors, prospective investors or former investors to anyone, other than to our affiliates, such as the investment managers of the Funds, and except for legitimate business purposes as permitted by law, such as to other shareholders or potential investors in the relevant Fund, to non-affiliated third parties, including actual or potential service providers (such as administrators, attorneys, auditors, tax advisors, broker-dealers, brokerage firms, accountants, depositaries, custodians, banks, transfer agents or trustees, event organizers, other counterparties and other service providers), or to actual or potential portfolio companies and/or co-investors therein or purchasers thereof and their respective advisors in such case, only as necessary to facilitate the offering of interests in the Funds, acceptance of your investment and management of the Funds and their investments. As is common in the industry, non-affiliated third-party companies may from time to time be used to provide certain services, such as administration services, tax compliance services,

FOR ALL SUBSCRIBERS

reporting, account statements and other information, organizing events, conducting research on client satisfaction and gathering shareholder proxies. These companies may have access to your personal data but generally are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We will also release information about you if you direct us to do so, if compelled to do so (for example, pursuant to applicable legal or regulatory requirement, including those described above under “How Do We Use Your Personal Information”). In this regard, we would note that it may also be necessary to share your information with the Cayman Islands Monetary Authority or the Cayman Islands Tax Information Authority, which may, in turn, exchange this information with other jurisdictions’ tax authorities, regulatory or law enforcement agencies.

We may also disclose information you provide to us to affiliates and other companies that perform marketing or other services on our behalf, such as a Fund’s administrator or its placement agent, if applicable. If such a disclosure is made, the relevant Fund will require such parties to treat your private information with confidentiality. When you are no longer our investor, we may continue to share your information with our affiliates for such purposes and other lawful purposes. If you would prefer that your personal information not be used for marketing purposes by our affiliates, please “opt-out” by contacting Investor Services at the email address listed below.

AUTOMATED DECISION MAKING

We do not envisage that any decisions will be taken about you by processing your personal data using fully automated means; however, in accordance with the Cayman Islands Data Protection Act (as amended, the “DPA”), we will notify you in writing if this position changes.

TRANSFER OF PERSONAL INFORMATION TO ANOTHER JURISDICTION

Your personal data may be transferred to and stored by persons outside the jurisdiction of your residency and/or outside a Fund’s domicile. Accordingly, for example, your personal data may be transferred to and stored by us, our affiliates or service providers outside the UK, European Economic Area (“EEA”) or the Cayman Islands. Where this kind of data transfer takes place, we will take measures designed to ensure that it is carried out in accordance with the relevant Data Protection Laws.

RETENTION OF PERSONAL INFORMATION

Personal data will be retained for the duration of your investment in the applicable Fund and for a minimum of five years after a redemption or withdrawal, as applicable, of your investment, or liquidation of the applicable Fund. The actual retention period for your personal data will be determined by various criteria, including the purposes for which the Fund is using it (as it will need to be kept for as long as is necessary for any of those purposes) and any applicable legal obligations (as laws or regulations may set a minimum period for which the Fund has to keep your personal data).

DATA SECURITY

We seek to carefully safeguard your personal data and, to that end, restrict access to your personal data to those employees and other persons who need to know the information to enable the relevant Fund to provide services to you or otherwise process your personal data in accordance with this Privacy Notice. We maintain physical, electronic and procedural safeguards to protect your personal data.

YOUR RIGHTS

Under the DPA, the UK Data Protection Act 2018 and the EU General Data Protection Regulation, you have certain rights in relation to the processing of your personal data, which may include: (i) the right to inquire about the processing of your personal information (including how we collect and use your personal data); (ii) the right to obtain a copy of your personal information; (iii) the right to require us to stop direct marketing (iv) the right to receive your personal information in a clear and accessible format; (iv) the right to request that we transmit your

FOR ALL SUBSCRIBERS

personal information to a third-party where technically feasible; (v) the right to rectify inaccuracies and/or omissions in your personal information; (vi) the right to have your personal information deleted; (vii) the right to object to the way in which your personal information is processed (viii) the right to withdraw your consent and require us to stop processing or restrict the processing, or not begin the processing of your personal information; (ix) the right to be notified of a data breach; (x) the right to obtain information as to any countries or territories outside the Cayman Islands to which we, whether directly or indirectly, transfer, intend to transfer or wish to transfer your personal information, general measures we take to ensure the security of personal information and any information available to us as to the source of your personal information; (xi) the right to complain to the relevant data protection authorities if you believe that your rights have been bypassed (which, for purposes of the DPA, is the Office of the Ombudsman in the Cayman Islands, and, for purposes of the UK Data Protection Act, is the UK Information Commissioner); and (xii) the right not to be subject to a decision based solely on automated processing (including profiling) that produces legal effects concerning you or similarly significantly affects you. Please note that certain of these rights apply only in certain circumstances and may not be available in respect of the personal data we hold, given the purpose for which we collect such data as described above.

CONTACT US

For further information regarding how we collect, use and manage your personal information, please visit our website at www.centerbridge.com and click on the Privacy Policy link at the bottom of the home page. If you have questions about our data processing procedures or would like to exercise your rights under the relevant data security legislation, please email Investor Services at elections@centerbridge.com. If you are located in the UK, you may also contact our representative in the UK: Centerbridge Partners Europe, LLP, 10 New Burlington Street, 2nd Floor, London W1S 3BE. If you are located in the EEA, you may also contact our representative in the EU: Centerbridge Partners Luxembourg S.à r.l., 9 Allée Scheffer, 2520 Luxembourg.

FOR ALL SUBSCRIBERS

SIGNATURE PAGE

INDIVIDUAL SUBSCRIBER:

Name of Individual Subscriber

Signature:

Print Name:

Date:

INSTITUTIONAL SUBSCRIBER*:

Name of Institutional Subscriber

By:

Print Name:

Title:
Date:

*	If IRA, must be in the form of: (the name of the IRA Custodian) for the benefit of (the name of the individual) and must also be acknowledged by custodian or trustee below.

Acknowledgment by IRA Custodian or Trustee with respect to Investment for an IRA:

By signing below, the undersigned custodian or trustee of the IRA for the benefit of the Individual Subscriber named above (the “Client IRA”) acknowledges that investment in the Company is being made through the Client IRA from the below referenced account and certifies that the Client IRA has directed the custodian or trustee to sign this Subscription Agreement on behalf of the IRA. The trustee or custodian’s contact, account reference number and Tax ID are set forth below.

Name of IRA Holder:
Name and Address of Custodian:
Contact Individual:
IRA Account or Other Reference Number:
Trustee/Custodian’s Tax I.D. Number:
Acknowledgement by Custodian:

By:
Name:
Title:

ALL SUBSCRIBERS, PLEASE FOLLOW THESE INSTRUCTIONS:

ALL SUBSCRIBERS: If you do not complete the applicable Schedule(s) or Annexes attached hereto, your Subscription Agreement shall be deemed incomplete and will be returned to you.

INDIVIDUAL SUBSCRIBERS: Please complete Schedules 1 and 2 (if applicable) and Annex A attached hereto.

INSTITUTIONAL SUBSCRIBERS: Please complete Schedules 1 and 2 (if applicable) and Annex B attached hereto.

THIS SUBSCRIPTION AGREEMENT SHALL NOT BE EFFECTIVE UNLESS AND UNTIL IT IS COUNTERSIGNED BY THE COMPANY:

[Company’s signature page follows]

FOR ALL SUBSCRIBERS

[Signature page to the Subscription Agreement]

SIGNATURE PAGE OF THE COMPANY:

Agreed to and Accepted by

Overland Advantage

as of , 20	$
Amount of Commitment Accepted

By:

Print Name:

Title:

FOR ALL SUBSCRIBERS

[Signature page to the Subscription Agreement]

Schedule 1 to Subscription Agreement:

Subscriber Information

(For All Subscribers)

Instructions: Please complete the applicable parts of this Schedule.

Name and Address (please print)

Name (Print both names if joint registration)

Street Address/Address of Principal Office (No P.O. Boxes)

( )
City	State	Zip Code	Telephone No.

1. Investment. The minimum Capital Commitment in the Company is $250,000. Please indicate below the amount of the Subscriber’s Capital Commitment in the Company.

Amount of Capital Commitment: $

Payment made by wire direct to the bank account set forth in the applicable Drawdown Notice.

2. Primary Contact Person for this Account.

Name:

Address:

Telephone Number:

Telefax Number (if available):

E-mail Address:

FOR ALL SUBSCRIBERS

3. Persons authorized to act for the Subscriber (i.e. authorized to invest in funds, request redemptions or withdrawal, direct payment of funds, etc.). In addition to the persons authorized by the power of attorney contained in Section 10 of the Subscription Agreement, the Subscriber hereby authorizes the person(s) noted below to act individually on behalf of this account unless otherwise noted. Please provide name, specimen signatures and titles in the form that such person would sign documents on behalf of this account, and telephone numbers. Without limiting the power of attorney contained in Section 10 of the Subscription Agreement, if there are circumstances under which more than one signature is required to take action with respect to this account, please state such circumstances. Requests to change the identity of persons authorized to act on behalf of a Subscriber which is a corporation, partnership, trust, estate or other fiduciary must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the Subscriber. The Subscriber agrees that the Company may rely on the information provided herein until it receives written notice of superseding instructions.

3.1	3.2

Signature	Signature

Name (and title, if applicable)	Name (and title, if applicable)

Telephone number	Telephone number

3.3	3.4

Signature	Signature

Name (and title, if applicable)	Name (and title, if applicable)

Telephone number	Telephone number

FOR ALL SUBSCRIBERS

4. Tax Information:

Please provide your Taxpayer I.D. Number/Social Security Number (as applicable):

Tax ID/SSN:

For Joint Accounts, please provide the Taxpayer I.D. or Social Security Number (as applicable) for each Joint Account Holder.

Name:	Tax ID:

Name:	Tax ID:

The Subscriber is a (please check the appropriate box):

☐ Individual

☐ Corporation

☐ RIC

☐ Trust (other than Grantor Trust or Charitable Remainder Trust)

☐ Joint tenants (with Rights of Survivorship)

☐ Foundation

☐ Grantor Trust

☐ Tenants in Common

☐ Limited Partnership

☐ General Partnership

☐ Limited Liability Company

☐ S-Corporation

☐ Charitable Trust

☐ Tax-Exempt Endowment

☐ Private Tax-Exempt Foundation

☐ Employee Benefit Plan (self-directed)

☐ Employee Benefit Plan (trustee directed)

☐ Fund of Funds

☐ Other Tax Exempt Organization

☐ Other

Tax year ends:

State (if applicable) and country of residence for tax purposes:

FOR ALL SUBSCRIBERS

For a domestic self-directed employee benefit plan (e.g. Keogh or self-directed 401k):

Keogh or Plan Account Number

Tax year ends

Plan or Custodian Taxpayer I.D. Number

Cost Basis Election:

All Subscribers, please elect a cost basis reporting method that will apply with respect to your investment in the Shares by checking the applicable box below (if you do not elect a cost basis method below, the default method that will apply to your Shares is First In, First Out (FIFO)):

☐ First In, First Out (FIFO) (This is the default method if no election is made.)

☐ Average Cost Basis

☐ Specific Share Identification (SSI)

☐ SSI – First In, First Out (SSI – FIFO)

☐ SSI – Highest In, First Out (SSI – HIFO)

☐ SSI – Low Cost Long Term

☐ SSI – Low Cost

☐ SSI – Low Cost Short Term

☐ SSI – High Cost Long Term

☐ SSI – High Cost Short Term

☐ SSI – Last In, First Out (SSI – LIFO)

☐ SSI – Proportional

☐ SSI – Manual Selection

If you wish to change your cost basis election at any time in the future, please contact the Company and provide your account number, current cost-basis election and revised cost-basis election. The Company will provide the information to the Company’s custodian to implement the change.

FOR ALL SUBSCRIBERS

5. Statements and Other Correspondence. Please complete the chart below with all contacts who should be granted access to documents via the investor portal. Please refer to the “Contact Entitlements” section below for the definitions of each role listed. Please select one role per contact.

Contacts			Roles
First Name	Last Name	Email[10]	Account Level	Account Level with Tax	Fund Level	Account & Fund Level	Tax Only	Super User
			☐	☐	☐	☐	☐	☐
			☐	☐	☐	☐	☐	☐
			☐	☐	☐	☐	☐	☐
			☐	☐	☐	☐	☐	☐
			☐	☐	☐	☐	☐	☐
			☐	☐	☐	☐	☐	☐
			☐	☐	☐	☐	☐	☐
			☐	☐	☐	☐	☐	☐
			☐	☐	☐	☐	☐	☐
			☐	☐	☐	☐	☐	☐
			☐	☐	☐	☐	☐	☐
			☐	☐	☐	☐	☐	☐
			☐	☐	☐	☐	☐	☐
			☐	☐	☐	☐	☐	☐

[10]

We note that assigning multiple users to a single password and/or email alias can make your information more vulnerable to unauthorized access, and Centerbridge therefore encourages you to assign each of your authorized representatives his or her own password and email address for notices from Centerbridge.

FOR ALL SUBSCRIBERS

Contact Entitlements by Role

	Account Level	Account Level with Tax	Company Level	Account & Company Level	Tax Only	Super User
Account Level Accounting Documents:
Capital Account Statements	X	X		X		X
Funding notices	X	X		X		X
Distribution Notices	X	X		X		X
Transaction Confirmations	X	X		X		X
Fund Level Accounting Documents:
Quarterly Reports			X	X		X
Financial Statements[11]			X	X		X
Company or Fund Level Communication Documents:
Legal Documents including Amendments			X	X		X
Account Level Legal Documents:
Amendments or Other Documents to be signed	X	X		X		X
Transaction Documents[12]	X	X		X		X
Fund Company Level Legal Documents:
Announcements			X	X		X
Summaries of Legal and Regulatory Matters			X	X		X
Privacy Notice	X	X	X	X	X	X
Account Level Tax Documents:
1099 and Other Tax Information		X			X	X

[11]	Public Financial Statements are available on the SEC Website.
[12]	Includes subscription documents and account related transaction documentation.

FOR ALL SUBSCRIBERS

6. Distributions. Please check the appropriate box to elect participation in the Company’s Dividend Reinvestment Plan:

☐	Please check here if the Subscriber wishes to “opt in” to the Company’s Dividend Reinvestment Plan prior to an Exchange Listing.

☐	Please check here if the Subscriber wishes to “opt out” of the Company’s Dividend Reinvestment Plan and receive cash distributions.

Please indicate where cash distributions should be sent (please check and complete one):

For All Subscribers	☐ Wire distributions to:	☐ Send check to:
Bank Name:

Bank Address:

Bank ABA #:

Account Number:

Account Name:

Reference:

Contact Name:

Phone:

Email:

SWIFT Code:

Comments:

For Non-US Subscribers Only:

US Correspondent Bank Name:

US Correspondent Bank’s Routing Codes (either ABA # or CHIPS #):

Beneficiary’s Bank’s Name:

Beneficiary’s Bank’s Routing Codes (either BIC # or UID #):

Beneficiary’s Name:

Beneficiary’s Account Number:

Additional Reference Information:

SCHEDULE 1 - FOR ALL SUBSCRIBERS

7. Service of Process. (For foreign Subscribers only. Does not apply to U.S. domestic Subscribers.) If the Subscriber is either a foreign entity or is not a permanent resident of the United States, the Subscriber hereby irrevocably appoints the following as an agent within the United States to receive service of process on behalf of the Subscriber in connection with the enforcement of the obligation of the Subscriber to make capital contributions to the Company, or otherwise in connection with the Subscriber’s subscription to contribute capital to the Company:

8. Additional Information. Please indicate your agreement with the statements below by checking “yes” or “no”.

8.1	You understand that the entire amount of your investment may be lost.

☐ Yes ☐    No

8.2	You have prior experience investing in, and are familiar with, the types of investments in which the Company will invest. ☐ Yes ☐ No

8.3	Following your investment in the Company, you will have adequate means of providing for your current needs and contingencies and you have no need for liquidity in this investment. ☐ Yes ☐ No

8.4	Your investment in the Company represents less than 5% of your net worth (excluding principal residence). ☐ Yes ☐ No

If not, estimate percentage of net worth (excluding principal residence)                 %.

9. Subscriber Status as Agent or Nominee

(The Subscriber must initial each applicable category.)

The Subscriber is acquiring the Shares for its own account, risk and beneficial interest.

OR

The Subscriber is acting as an Agent or Nominee on behalf of the beneficial owner.

10. Questionnaire regarding the Beneficial Owner of the Shares for Purposes of Rule 506(d) Under Regulation D of the Securities Act

Please complete the below questions on behalf of the beneficial owner13 of the Shares in the Company.

[13]

For purposes of this Section 10, the term “beneficial owner” is interpreted in the same manner as under Rule 13d-3 of the U.S. Securities Exchange Act of 1934, as amended, and includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, under Rule 13d-3 has or shares, or is deemed to have or share: (a) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (b) investment power, which includes the power to dispose of, or to direct the disposition of, such security. Beneficial ownership includes both direct and indirect interests, determined as under Rule 13d-3. In addition, where holders of Shares have voting agreements in place, they may be required to aggregate their Shares to determine if they are beneficial owners of 20% or more of Shares in accordance with Rule 13d-3 and Rule 13d-5(b), and who within the voting group is deemed the beneficial owner.

SCHEDULE 1 - FOR ALL SUBSCRIBERS

(Please Check Each as Applicable)

10.1

Has the beneficial owner, within the last ten (10) years, been convicted of a felony or misdemeanor (a) in connection with the purchase or sale of any security, (b) involving the making of any false filing with the SEC or (c) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐  Yes    ☐  No

10.2

Is the beneficial owner subject to any order, judgment or decree of any court of competent jurisdiction, entered in the last five (5) years, that restrains or enjoins the beneficial owner from engaging in or continuing to engage in any conduct or practice (a) in connection with the purchase or sale of any security, (b) involving the making of a false filing with the SEC or (c) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐  Yes    ☐  No

10.3

Is the beneficial owner subject to a Final Order[14] of a state securities commission (or an agency or officer of a state performing like functions), a state authority that supervises or examines banks, savings associations, or credit unions, a state insurance commission (or an agency or officer of a state performing like functions), an appropriate federal banking agency, the U.S. Commodity Futures Trading Commission, or the National Credit Union Administration, that:

(a) bars the beneficial owner from:

(1)	association with an entity regulated by such commission, authority, agency, or officer;

(2)	engaging in the business of securities, insurance, or banking; or

(3)	engaging in savings association or credit union activities; or

(b) constitutes a Final Order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct within the last ten (10) years?

☐  Yes    ☐  No

10.4

Is the beneficial owner subject to an order of the SEC pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Advisers Act that (a) suspends or revokes the beneficial owner’s registration as a broker, dealer, municipal securities dealer or investment adviser, (b) places limitations on the beneficial owner’s activities, functions or operations, or (c) bars the beneficial owner from being associated with any entity or from participating in the offering of any penny stock?

☐  Yes    ☐  No

[14]

The term “Final Order” means a written directive or declaratory statement issued by a federal or state agency described in (iii) above pursuant to applicable statutory authority that provides for notice and an opportunity for hearing, which constitutes a final disposition or action by that federal or state agency.

SCHEDULE 1 - FOR ALL SUBSCRIBERS

10.5

Is the beneficial owner subject to any order of the SEC, entered in the last five (5) years, that orders the beneficial owner to cease and desist from committing or causing a violation or future violation of (a) any scienter-based anti-fraud provision of the federal securities laws (including without limitation Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Advisers Act, or any other rule or regulation thereunder) or (b) Section 5 of the Securities Act?

☐  Yes    ☐  No

10.6

Is the beneficial owner suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐  Yes    ☐  No

10.7

Has the beneficial owner filed as a registrant or issuer, or has the beneficial owner been named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within the last five (5) years, (a) was the subject of a refusal order, stop order, or order suspending the Regulation A exemption or (b) is currently the subject of an investigation or a proceeding to determine whether such a stop order or suspension order should be issued?

☐  Yes    ☐  No

10.8

Is the beneficial owner subject to (a) a United States Postal Service false representation order entered into within the last five (5) years, or (b) a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

☐  Yes    ☐  No

10.9

If the answer is “yes” to any of questions 10.1 through 10.8 above, has the beneficial owner obtained a waiver from disqualification under Rule 506(d)(2) either (a) from the SEC or (b) from the court or regulatory authority that entered the relevant order, judgment or decree?

☐  Yes    ☐  No

If the answer is “Yes” to any of questions 10.1 through 10.9 above, provide an explanation of the matter in question and attach a copy of the order, judgment or other relevant documentation.

SCHEDULE 1 - FOR ALL SUBSCRIBERS

The Subscriber hereby confirms that the foregoing statements are true, accurate and complete. The Subscriber further acknowledges, represents, warrants and agrees that (a) the Company is relying on these responses in order to satisfy certain obligations the Company has under federal securities laws, including in connection with SEC filings made by or with respect to the Company, (b) the Subscriber has acted with reasonable care in conducting due diligence (including, in light of the circumstances, making factual inquiry into the existence of any disqualification) to confirm the veracity of the responses, and (c) for so long as the Subscriber holds any Shares in the Company, the Subscriber will notify the Company in writing as soon as reasonably practicable if there is any change in any of the responses set forth herein or if the Subscriber or beneficial owner becomes aware of any pending or threatened proceeding, judgment, order, or other action or circumstance that is reasonably likely to result in any change in the responses set forth in this Section 10.

SCHEDULE 1 - FOR ALL SUBSCRIBERS

Schedule 2 to Subscription Agreement:

Status as Benefit Plan Investor or Other Plan Investor

(For ERISA Shareholders, including IRAs, and Other Plan Investors Only)

(a) Overview

The U.S. Department of Labor (the “DOL”) has promulgated a regulation, 29 C.F.R. Section 2510.3-101 (as modified by Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the “Plan Assets Regulation”). Pursuant to the Plan Assets Regulation, the term “Benefit Plan Investor” includes: (i) any employee benefit plan (as defined in Section 3(3) of ERISA) subject to Part 4 of Subtitle B of Title I of ERISA; (ii) any plan, account or arrangement that is subject to Section 4975 of the Code; (e.g., an individual retirement account); and (iii) any entity whose underlying assets include plan assets by reason of the investment in the entity, by any employee benefit plan or other plan described in (i) or (ii), or otherwise. For purposes of this determination, (i) the value of equity interests held by a person (other than a Benefit Plan Investor) that has discretionary authority or control with respect to the assets of the entity or that provides investment advice for a fee (direct or indirect) with respect to such assets (or any affiliate of any such person) is disregarded, and (ii) only that portion of the equity interests of an entity described in clause (iii) of the preceding sentence investing in another entity that are held by Benefit Plan Investors are included in the testing of such other entity. Benefit Plan Investors also include that portion of any insurance company’s general account assets that are considered “plan assets” for purposes of ERISA or Section 4975 of the Code.

(b) Status as Benefit Plan Investor (Please Check Each as Applicable)

(i) Is the Subscriber or will the Subscriber be, or is the Subscriber or will the Subscriber be acting on behalf of any entity that is or will be, an employee benefit plan that is subject to Part 4 of Subtitle B of Title I of ERISA, or an entity any of the assets of which include assets of any such plan?

☐  Yes

☐  No

(ii) Is the Subscriber or will the Subscriber be, or is the Subscriber or will the Subscriber be acting on behalf of any entity that is or will be, a plan to which Section 4975 of the Code applies, or an entity any of the assets of which include assets of any such plan?

☐  Yes

☐  No

(iii) Is the Subscriber or will the Subscriber be, or is the Subscriber or will the Subscriber be acting on behalf of any entity that is or will be, an insurance company general account?

☐  Yes

☐  No

(iv) If the answer to the above question (iii) is “yes”, please indicate the maximum percentage (if any) of the Subscriber’s assets that constitutes or may in the future constitute assets of Benefit Plan Investors:

_______ %

SCHEDULE 2 – ERISA AND OTHER PLAN SUBSCRIBERS ONLY

(v) Is the Subscriber or will the Subscriber be, or is the Subscriber or will the Subscriber be acting on behalf of any entity that is or will be, an entity (other than an insurance company general account) whose underlying assets include plan assets by reason of a plan’s investment in the entity?

☐  Yes

☐  No

(vi) If the answer to the above question (v) is “yes”, please indicate the maximum percentage of the Subscriber’s assets that constitutes or may in the future constitute assets of Benefit Plan Investors:

_______ %

(vii) If the Subscriber is or will be, or is or will be acting on behalf of any entity that is or will be, investing as a trustee or custodian for an Individual Retirement Account (“IRA”), is the Subscriber a qualified IRA custodian or trustee? If yes, the Acknowledgement by IRA Custodian or Trustee with respect to Investment for an IRA on the signature page must be completed.

☐  Yes

☐  No

(viii) Is the Subscriber or will the Subscriber be, or is the Subscriber or will the Subscriber be acting on behalf of any entity that is or will be, a participant-directed plan?

☐  Yes

☐  No

(ix) If the answer to the above question (viii) is “yes”, have individual plan participants influenced or will they influence the investor’s decision to invest the participants’ funds in the Company?

☐  Yes

☐  No

Without limiting the remedies available in the event of a breach, the Subscriber expressly agrees to promptly disclose to the Company in writing any changes with respect to the percentages set forth in question (iv) and (vi) above (as applicable), to promptly re-confirm such percentage at any time upon the request of the Company (or other person acting on behalf of the Company), and to provide such other information reasonably requested by the Company (or other person acting on behalf of the Company) for purposes of determining whether or not the Company is holding “plan assets.”

(x) Is the Subscriber or will the Subscriber be, or is the Subscriber or will the Subscriber be acting on behalf of an entity that is or will be, a “governmental plan” within the meaning of Section 3(32) of ERISA, a “foreign plan,” or another plan or retirement arrangement that is not subject to Part 4, subtitle B of Title I of ERISA and with respect to which Section 4975 of the Code does not apply, but is subject to laws similar to ERISA or Section 4975 of the Code or an entity or that is deemed to hold the assets of such a plan (each, an “Other Plan Investor”)?

☐  Yes

☐  No

(xi) If the answer to the above question (x) is “yes”, the Subscriber hereby represents and warrants to and agrees with the Company to the extent applicable, that its assets do not and will not constitute the assets of such Other Plan Investor under the provisions of applicable law.

(xii) Is the Subscriber or will the Subscriber be obligated to file an annual return/report on an Internal Revenue Service Form 5500?

☐  Yes

☐  No

SCHEDULE 2 – ERISA AND OTHER PLAN SUBSCRIBERS ONLY

Subscribers answering “yes” to the above question (xii) are requested to provide the following information:

Subscriber’s plan name:

Subscriber’s plan number:

Name of plan sponsor:

EIN of plan sponsor:

Name of plan trustee:

(c) For ERISA Shareholders and Other Plan Investors. If the Subscriber is, or is acting on behalf of, a Benefit Plan Investor or an Other Plan Investor (each, a “Plan”), as an inducement to the Company’s sale, issuance of, or consent to transfer of, the Shares to the Subscriber, the Subscriber represents and warrants that:

(1) The Subscriber has been informed of and understands the Company’s investment objectives, policies and strategies;

(2) The decision to invest in the Company was made by the applicable fiduciaries that have the authority and discretion to and are duly authorized to make such investment with appropriate consideration of relevant investment factors with regard to the Shareholder and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA or other applicable law;

(3) The Subscriber has the authority to invest plan assets in the Company under the appropriate investment policies and governing instruments applicable to the Shareholder for which the Subscriber is acting and under Title I of ERISA or similar applicable law;

(4) The Subscriber’s decision to invest plan assets in the Company was made solely by the applicable fiduciary(ies), following appropriate consideration of the Offering Document and the Governing Documents, and the applicable fiduciary’s duties and responsibilities as a fiduciary;

(5) Neither the Advisor nor any of its affiliates has acted as an “investment adviser” or otherwise as a fiduciary (within the meaning of Section 3(21) of ERISA, Section 4975 of the Code or other similar law) with respect to the decision of the ERISA Shareholder or Other Plan Investor to invest in the Company or to direct the Company to enter into the Investment Advisory Agreement with the Advisor;

(6) The Advisor is responsible only for the assets of the Company and the Advisor has no responsibility or authority with respect to any other assets of the Shareholder or with respect to: (i) the contents of the employee benefit plan comprising the Shareholder and applicable trust documents, (ii) the role that the Shareholder’s investment in the Company plays in the context of the ERISA Shareholder’s overall portfolio; (iii) the composition of the Shareholder’s portfolio with regard to diversification; (iv) the liquidity and anticipated current return of the Shareholder’s portfolio relative to the anticipated cash flow

SCHEDULE 2 – ERISA AND OTHER PLAN SUBSCRIBERS ONLY

requirements of the Shareholder; or (v) the projected return of the portfolio with respect to the funding objectives of the Shareholder. The Subscriber understands that this representation and warranty is being provided to the Company and the Advisor for the express purpose of assisting them in the performance of their duties with respect to the Company;

(7) The acquisition and holding of Shares by the Subscriber will not result in the occurrence of a non-exempt prohibited transaction under Part 4 of Title I of ERISA or under the related excise tax provisions of Section 4975 of the Code, or a violation of any similar law applicable to the Subscriber.

(8) The Subscriber is aware of and has taken into consideration the diversification requirements of and other fiduciary duties under Section 404(a)(1) of ERISA or any other similar applicable law and have concluded that the proposed investment by the Company is a prudent one;

(9) The Subscriber has considered the investment in the Company and has determined that, in view of such considerations, the purchase of Shares is consistent with the Subscriber’s responsibilities under ERISA or Section 4975 of the Code, including (i) whether the investment in the Company is prudent; (ii) whether the investment or investment course of action is reasonably designed as part of that portion of the portfolio managed by the Subscriber, taking into account both the risk of loss and the opportunity for gain that could result therefrom; (iii) whether the Shareholder’s current and anticipated liquidity needs would be met, given the limited rights to redeem or transfer the Shares; (iv) whether the investment would permit the Shareholder’s overall portfolio to remain adequately diversified; (v) whether the investment is permitted under documents governing the Shareholder; (vi) whether the investment may result in any adverse tax consequences to the Shareholder; and (vii) the risks associated with an investment in the Company;

(10) The Subscriber (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company, the Advisor and all of their respective affiliates; (iii) has determined that each of the Company and the Advisor is not a “party in interest” or “disqualified person” (as such terms are defined in ERISA and Section 4975 of the Code) with respect to the ERISA Shareholder; (iv) is qualified to make such investment decision and has, to the extent it deems necessary, consulted its own investment advisors and legal counsel regarding the investment in the Company; and (v) in making its decision to invest in the Company has not relied on any advice or recommendation of the Company, the Advisor or any of their affiliates;

(11) The Subscriber acknowledges that it is intended that the Company will not hold ERISA “plan assets” as defined by the Plan Assets Regulation. Accordingly, the Subscriber acknowledges that the Company has the authority to require the sale or transfer of or other limitations with respect to any Shares if the continued holding of such Shares, in the opinion of the Company, could result in the Company being subject to, or violating, the fiduciary responsibility provisions of ERISA or Section 4975 of the Code;

(12) The Subscriber agrees to from time to time hereafter to deliver to the Company, in writing, all of the information that the Company may reasonably request in order to avoid being subject to, or violations of, any provision of ERISA, Section 4975 of the Code or any other laws applicable to the Shareholder, and promptly will notify the Company, in writing, of any change in the information so furnished.

No information that the Company, the Advisor and any persons providing marketing services on their behalf, and their affiliates (collectively, the “Company Parties”) is providing shall be considered to be or is advice on which the Subscriber may rely for its investment decisions. The Subscriber must make its

SCHEDULE 2 – ERISA AND OTHER PLAN SUBSCRIBERS ONLY

own decision, with whatever third-party advice it may wish to obtain, and the Subscriber is not authorized to rely on any information any Company Party is providing as advice that is a basis for the Subscriber’s decisions. It is expressly confirmed, and the Subscriber expressly acknowledges, that the Company Parties have not made and are not making a recommendation, and have not provided and are not providing investment advice of any kind whatsoever (whether impartial or otherwise), or are giving any advice in a fiduciary capacity, in connection with the Subscriber’s decision to execute this Subscription Agreement and consummate the transactions contemplated hereby. Further, the Subscriber acknowledges the Company Parties’ financial interests as described in the Offering Document and any related materials.

The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to or following an investment in the Company.

Name of Subscriber (please print)

By: Name of Fiduciary

By: (Name of Signer, Title/Capacity)

SCHEDULE 2 – ERISA AND OTHER PLAN SUBSCRIBERS ONLY

Annex A to Subscription Agreement:

Subscriber Questionnaire for Individual Investors (including IRAs)

1. Subscriber as an Individual Investor. The Subscriber’s investment in the Company is being made (please check one and any corresponding box underneath the appropriate category):

☐ as an individual.

☐ with the Subscriber’s spouse (please check one)1:

☐ as joint tenants with rights of survivorship.

☐ as tenants in common.

☐ as community property.

☐

through a revocable trust established to facilitate distribution of the Subscriber’s estate and there are ___ living grantor(s) and ___ beneficiary (ies) other than the grantors (determined by treating any person indirectly owning an interest in the trust through one or more pass-through entities (i.e., limited liability companies treated as a partnership for U.S. federal income tax purposes, partnerships, S corporations and trusts) as if such person were a beneficiary).

If the Subscriber is investing through a revocable trust, the Subscriber further represents that: (Please indicate whether the following representations are applicable by checking the appropriate box.)

a. substantially all of the value of each beneficial owner’s interest (direct or indirect) in the trust is not attributable to such trust’s interest (direct or indirect) in the Company.

(Please check one.) ☐  Yes    ☐  No

☐	through an Individual Retirement Account (For U.S. domestic Subscribers only. Does not apply to foreign Subscribers.)

☐	through the Subscriber’s self-directed Keogh Plan Account.

☐	through another self-directed employee benefit plan as defined in Title I of ERISA.

2. Subscriber’s Net Worth. (Please indicate whether the following representation is applicable by checking the appropriate box.) The Subscriber has a net worth, individually or jointly with the Subscriber’s spouse, which exceeds $1,000,000 at the time of the Closing (excluding the value of the investor’s primary residence)2, or had an individual income in excess of $200,000 in each of the two most recent years or joint income with the Subscriber’s spouse of $300,000 in each of those years and the Subscriber has a reasonable expectation of reaching the same income level in the current year.

(Please check one) ☐  Yes    ☐  No

[1]	Any Co-Owner other than a spouse must submit a separate subscription agreement.
[2]

For purposes of calculating net worth hereunder, an individual need not deduct from his or her net worth the amount of mortgage debt secured by an excluded primary residence, except to the extent that the amount of the mortgage liability exceeds the fair value of the residence. The Subscriber must also subtract from his or her net worth any indebtedness secured by his or her primary residence that was obtained within sixty days preceding the effective date of his or her subscription, unless such indebtedness was used to acquire the residence (in which case, the rule set forth in the preceding sentence would govern the application of such indebtedness when calculating the Subscriber’s net worth).

ANNEX A – FOR INDIVIDUAL SUBSCRIBERS ONLY

3. Subscriber Status as U.S./Foreign Person. (Please read Section 3.1 and check the box if you are described in such section. If not, check the box at 3.2.)

3.1 ☐ For U.S. Persons. Subscriber is a natural person who is (i) a citizen of the United States or (ii) a resident of the United States, even if not a citizen.

3.2 ☐ For Foreign Persons. The Subscriber is not a person described in Section 3.1.

4. Required IRS Certification. (Please read Section 4.1 if you are a U.S. domestic Subscriber or Section 4.2 if you are a foreign Subscriber and indicate whether either representation is applicable to you by checking the box next such statement )

4.1 ☐ IRS/W-9 Certification for U.S. Subscribers. The Subscriber is a person described in Section 3.1 and has attached hereto a properly completed and duly executed copy of Form W-9 “Request for Taxpayer Identification Number and Certification” in accordance with the instructions accompanying such form. The Subscriber agrees to promptly notify the Company and provide the Company with a new properly completed and duly executed copy of such form in the event that such form has become obsolete and/or any information the Subscriber provided on Form W-9 becomes inaccurate. NOTE: Shareholders should consult their tax adviser regarding other forms that may be delivered to the Company to reduce or eliminate withholding or other taxes.

4.2 ☐ IRS/W-8 Certification for Foreign Subscribers (i.e. persons who cannot make the certification in 3.1 above). Attached hereto is a properly completed and duly executed copy of Form W-8BEN or such other Form W-8 applicable to the Subscriber. The Subscriber agrees to promptly notify the Company and provide the Company with a new properly completed and duly executed copy of such form in the event that such form has become obsolete and/or any information the Subscriber provided thereon becomes inaccurate. In addition, upon request of the Company, the Subscriber will provide the Company with a new properly completed and duly executed copy of Form W-8BEN or such other Form W-8 applicable to the Subscriber within every three calendar years of the date on which it initially invested in the Company. NOTE: Shareholders should consult their tax adviser regarding other forms that may be delivered to the Company to reduce or eliminate withholding or other taxes.

5. Anti-Money Laundering Confirmation. (Please indicate your response to the following representation by checking the appropriate box below. Also, please complete provide the information required by Overland Advantage Anti-Money Laundering Supplement attached hereto as Exhibit B.)

5.1 The Subscriber does not know or have any reason to suspect that (i) the monies used to fund the Subscriber’s acquisition of Shares have been or will be derived from or related to any activities that may contravene U.S. federal, state or international laws or regulations, including but not limited to, anti-money laundering laws or regulations, or bribery and corruption; and (ii) the proceeds from the Subscriber’s acquisition of Shares will be used to finance any illegal activities, including violations of U.S. sanctions.

(Please check one)         I ☐ agree ☐ disagree with the above statement.

ANNEX A – FOR INDIVIDUAL SUBSCRIBERS ONLY

5.2 (Please indicate your response to the following representation by checking “yes” or “no” in the appropriate box below.) The Subscriber represents that he is not, and is not acting on behalf of any other person in connection with this subscription that is, (i) named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control (OFAC) (the “SDN List”), or is otherwise subject to sanctions administered by OFAC3, (ii) a senior non-U.S. political figure or an immediate family member or close associate4 of such figure; (iii) a non-U.S. bank that does not have a physical presence in any country (unless such bank is subject to the supervision of a banking authority that regulates an affiliate that does have a physical presence in a country); or (iv) otherwise prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders (categories (i) through (iii) together, a “Prohibited Investor”).

(Please check one)     ☐ Yes     ☐ No

5.3 The Subscriber agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders.

5.4 The Subscriber consents to the disclosure to regulators and law enforcement authorities by the Company and its affiliates and agents of such information about me as the Company reasonably deems necessary or appropriate to comply with applicable anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders.

5.5 The Subscriber acknowledges that if, following his investment in the Company, the Company reasonably believes that he is a Prohibited Investor or otherwise engaged in suspicious activity or he refuses to provide promptly information that the Company requests, the Company has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require the Subscriber to withdraw from the Company. The Subscriber further acknowledges that he will have no claim against the Company or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.

END OF ANNEX A

[3]	This information may be found online at www.treas.gov/ofac.
[4]

A person who is widely and publicly known to maintain an unusually close relationship with the senior non-US political figure, including a person who is in a position to conduct substantial financial transactions on behalf of such figure.

ANNEX A – FOR INDIVIDUAL SUBSCRIBERS ONLY

Annex B to Subscription Agreement:

Subscriber Questionnaire for Institutional Investors

1. Accredited Investor Questionnaire. The Subscriber is an “accredited investor” within the meaning of Rule 501(a) of Regulation D (“Regulation D”) promulgated pursuant to Section 4(a)(2) of the Securities Act because it is (please indicate by checking the applicable boxes):

☐	an employee benefit plan as defined in Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and (check appropriate box):

☐

the investment decision is made by a plan fiduciary as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser and the name of the plan fiduciary is _________________________; or

☐	the plan has total assets in excess of $5,000,000; or

☐	the plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors” within the meaning of Regulation D.

☐

a plan that is established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if the plan has total assets in excess of $5,000,000.

☐	an insurance company as defined in Section 2(13) of the Securities Act.

☐	an investment company registered under the Investment Company Act.

☐	a business development company (as defined in Section 2(a)(48) of the Investment Company Act).

☐	a private business development company as defined in Section 202(a)(22) of the Advisers Act.

☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐

a bank (as defined in Section 3(a)(2) of the Securities Act) or a savings and loan association or other institution (as defined in Section 3(a)(5)(A) of the Securities Act), whether acting in regard to this investment in its individual or a fiduciary capacity.

☐	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

☐	an organization described in Section 501(c)(3) of the Code, with total assets in excess of $5,000,000.

☐	a corporation, a Massachusetts or similar business trust, partnership or limited liability company, not formed for the specific purpose of acquiring Shares, with total assets in excess of $5,000,000.

ANNEX B - FOR INSTITUTIONAL SUBSCRIBERS ONLY

☐

a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Shares, whose purchase of Shares is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.

☐

an entity in which all of the equity owners are “accredited investors” within the meaning of Regulation D. (NOTE: This paragraph should only be checked if the Subscriber cannot establish it is an accredited investor under one of the categories described above. If the Subscriber checks this box, each equity owner of the Subscriber’s securities must complete and submit to the Company a copy of Annex A or B, as applicable, along with an original executed signature page and may be requested to complete, execute and submit to the Company its own Subscription Agreement. If necessary, please request additional copies of this Subscription Agreement from the Company.)

2. The Subscriber (Please check each applicable subsection below.)

☐ was ☐ was not formed, organized, reorganized, capitalized or recapitalized for the specific purpose of acquiring Shares;

☐ is ☐ is not operated for the specific purpose of acquiring Shares;

☐ is ☐ is not an investment entity for which the Subscriber’s Shareholders, partners, members or other beneficial owners can have individual discretion as to their participation or non-participation through the Subscriber in (i) the Subscriber’s purchase or Shares or (ii) particular investments made by the Company;

☐ will ☐ will not have more than 40% of the value of the Subscriber’s total assets (or, if the Subscriber is a private investment fund with binding, unconditional capital commitments from the Subscriber’s partners or members, more than 40% of the Subscriber’s committed capital) invested in the Company upon making this investment.

3. Funds Invested by the Subscriber. (For domestic and foreign Subscribers.) The funds invested by the Subscriber in the Company ☐ do ☐ do not (please check one) constitute the assets of (a) an employee benefit plan (as defined in Section 3(3) of ERISA) whether or not subject to Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code, or (c) an entity whose underlying assets include assets of a plan described in (a) or (b).

4. Relationship with the Placement Agent. The Subscriber ☐ is ☐ is not (please check one) an employee benefit plan maintained by the Placement Agent(s) or its/their affiliates.

5. For Insurance Company Subscribers. (For U.S. domestic Subscribers Only. Does not apply to foreign Subscribers.) (Please indicate whether the following representation is applicable by checking the appropriate box.) The Subscriber represents that (i) the source of the Subscriber’s funds used to purchase Shares is an “insurance company general account” within the meaning of Department of Labor Prohibited Transaction Exemption 95-60 (issued July 12, 1995) and there is no “employee benefit plan” (within the meaning of Section (3)(3) of ERISA or Section 4975(e)(1) of the Code), treating as a single plan all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceeds ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with the Subscriber’s state of domicile and (ii) less than 25% of the Subscriber’s general account consists of “plan assets”.

(Please check one)         ☐ Yes ☐ No         Not Applicable

ANNEX B - FOR INSTITUTIONAL SUBSCRIBERS ONLY

6. Subscriber Status as U.S./Foreign Person. (Please read Section 6.1 and check the box if you are described in such section. If not, check the box next to Section 6.2.)

6.1 ☐ For U.S. Persons. Subscriber is (i) an entity created or organized in the U.S. that is treated for U.S. federal income tax purposes as a partnership or corporation, (ii) a trust the administration of which a court within the United States is able to exercise primary supervision over or for which one or more United States persons (including individual citizens or residents of the U.S.) have the authority to control all substantial decisions, or (iii) an estate the income of which is subject to tax in the United States.

6.2 ☐ For Foreign Persons. The Subscriber is not a Person described in Section 6.1.

7. Required IRS Certification. (Please read Section 7.1 if you are a U.S. domestic Subscriber and Section 7.2 if you are a foreign Subscriber and indicate whether either representation is applicable to you by checking the box next such statement.)

7.1 ☐ IRS/W-9 Certification for U.S. Subscribers. The Subscriber is a person of the type described in Section 6.1 and has attached hereto a properly completed and duly executed copy of Form W-9 “Request for Taxpayer Identification Number and Certification” in accordance with the instructions accompanying such form. The Subscriber agrees to promptly notify the Company and provide the Company with a new properly completed and duly executed copy of such form in the event that such form has become obsolete and/or any information the Subscriber provided on Form W-9 becomes inaccurate. NOTE: Shareholders should consult their tax adviser regarding other forms that may be delivered to the Company to reduce or eliminate withholding or other taxes.

7.2 ☐ IRS/W-8 Certification for Foreign Subscribers (i.e. persons who cannot make the certification in Section 6.1 above). Attached hereto is a properly completed and duly executed copy of Form W-8BEN-E or such other Form W-8 applicable to the Subscriber. The Subscriber agrees to promptly notify the Company and provide the Company with a new properly completed and duly executed copy of such form in the event that such form has become obsolete and/or any information the Subscriber provided thereon becomes inaccurate. In addition, upon request of the Company, the Subscriber will provide the Company with a new properly completed and duly executed copy of Form W-8BEN-E or such other Form W-8 applicable to the Subscriber within every three calendar years of the date on which it initially invested in the Company. NOTE: Shareholders should consult their tax adviser regarding other forms that may be delivered to the Company to reduce or eliminate withholding or other taxes.

8. U.S. Patriot Act Confirmation.

8.1 (Please indicate your response to the representation by checking in the appropriate box below. Also, please complete Exhibit A.) The Subscriber does not know or have any reason to suspect that (a) the monies used to fund the Subscriber’s acquisition of Shares have been or will be derived from or related to any illegal activities, including but not limited to, money laundering activities, or bribery and corruption and (b) the proceeds from the Subscriber’s acquisition of Shares will be used to finance any illegal activities, including violations of U.S. Sanctions.

(Please check one)         I☐  agree  ☐  disagree with the above statement.

ANNEX B - FOR INSTITUTIONAL SUBSCRIBERS ONLY

8.2 (Please check either 8.2.1 or 8.2.2)

8.2.1 ☐ The Subscriber is NOT acting on behalf of one or more clients in connection with this subscription and neither the Subscriber nor its authorized contact persons are (a) named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control (OFAC) (the “SDN List”)1, (b) residing in or organized in a country of, or owned or controlled by a government of a country subject to sanctions administered by OFAC,2 (c) a non-U.S. shell bank3 or providing banking services indirectly to a non-US shell bank, (d) a senior non-U.S. political figure or an immediate family member or close associate4 of such figure or (e) otherwise prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders (categories (a) through (e) together, “Prohibited Investors”).

- OR -

8.2.2 ☐ If the Subscriber is acting on behalf of one or more clients in connection with this subscription, the Subscriber is a financial institution subject to the anti-money laundering program requirements of the USA Patriot Act, and Subscriber represents that it has (a) implemented a customer identification program as required under Section 326 of the Patriot Act and the regulations promulgated thereunder, (b) conducted the required due diligence on client(s) on whose behalf the Subscriber is acting, and (c) determined that such client(s) are NOT Prohibited Investors.

8.3 The Subscriber agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders.

8.4 The Subscriber consents to the disclosure to regulators and law enforcement authorities by the Company and its affiliates and agents of such information about the Subscriber and its constituents as the Company reasonably deems necessary or appropriate to comply with applicable anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders.

8.5 The Subscriber acknowledges that if, following its investment in the Company, the Company reasonably believes that the Subscriber (or its clients) are a Prohibited Investor or are otherwise engaged in suspicious activity or refuse to provide promptly information that the Company requests, the Company has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require the Subscriber to withdraw from the Company. The Subscriber further acknowledges that it will have no claim against the Company or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.

[1]	This information may be found online at www.treas.gov/ofac.
[2]	This information may be found online at www.treas.gov/ofac.
[3]	A non-US shell bank is a non-US bank without a physical presence in its country of domicile/ incorporation.
[4]

A person who is widely and publicly known to maintain an unusually close relationship with the senior non-US political figure, including a person who is in a position to conduct substantial financial transactions on behalf of such figure.

ANNEX B - FOR INSTITUTIONAL SUBSCRIBERS ONLY

9. Pay To Play Matters.

9.1 If the Subscriber is an entity substantially owned by a “government entity”5 (e.g., a single investor vehicle) and the investment decisions of such entity are made or directed by such government entity, please provide the name of the government entity:

9.2 Please note that, if the Subscriber enters the name of a government entity in Section 9.1, the Company will treat the Subscriber as if it were the government entity for purposes of Rule 206(4)-5 of the Investment Advisers Act (the “Pay to Play Rule”).

9.3 If the Subscriber is (i) a government entity, (ii) acting as trustee, custodian or nominee for a beneficial owner that is a government entity, or (iii) an entity described in Section 9.1, the Subscriber hereby certifies that:

☐     other than the Pay to Play Rule, no “pay to play” or other similar compliance obligations would be imposed on the Company, the Advisor or their affiliates in connection with the Subscriber’s subscription;

- OR -

☐     If the Subscriber cannot make the above certification, indicate in the space below all other “pay to play” laws, rules or guidelines, or lobbyist disclosure laws or rules, the Company, the Advisor or their affiliates, employees or Placement Agents would be subject to in connection with the Subscriber’s subscription:

END OF ANNEX B

[5]	Any U.S. state or political subdivision of a U.S. state, including:

(i)	Any agency, authority, or instrumentality of the U.S. state or political subdivision;

(ii)

A pool of assets sponsored or established by the U.S. state or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to a “defined benefit plan” as defined in section 414(j) of the Internal Revenue Code (26 U.S.C. 414(j)), or a U.S. state general fund;

(iii)

Any participant-directed investment program or plan sponsored or established by a U.S. state or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to, a “qualified tuition plan” authorized by section 529 of the Internal Revenue Code (26 U.S.C. 529), a retirement plan authorized by section 403(b) or 457 of the Internal Revenue Code (26 U.S.C. 403(b) or 457), or any similar program or plan; and

(iv)	Officers, agents, or employees of the U.S. state or political subdivision or any agency, authority or instrumentality thereof, acting in their official capacity.

ANNEX B - FOR INSTITUTIONAL SUBSCRIBERS ONLY

Exhibit A

Foreign Due Diligence Questionnaire

Subscriber Name:
Custodian:

List all nominal and beneficial owners of the account holding an interest therein of 25% or greater:

1.	Individual subscribing in his/her own name acting on his/her own behalf ☐ Check Box
2.	Individual subscribing on behalf of other persons ☐ Check Box
List of other persons:

3.	Closely held entity ☐ Check Box
List persons who exercise control over subscriber (either because of signing authority or significant economic interest):

4.	Trust ☐ Check Box

List persons who control funds in trust:

Attach an Investor Profile Form – Individual Account for all individuals listed above.

EXHIBIT A – FOREIGN DUE DILIGENCE QUESTIONNAIRE

Subscriber Signature

I hereby certify the information above and any information provided in connection herewith is true and correct.

Name:	Signature:	Date:

EXHIBIT A – FOREIGN DUE DILIGENCE QUESTIONNAIRE

Exhibit B

Anti-Money Laundering Supplement

Medium & High Risk

Investor Type	Medium Risk - CDD	High Risk CDD
Individual(s), Joint Tenants, Power of Attorney, Personal Appointee (If applicable)

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Date of Birth

✓  Tax Identification Number

✓  Bank Affiliation/Wire Details

✓  Valid identification document (such as ID card or passport) showing the cardholder photo and signature specimen*

✓  List of authorized signers

✓  Source of Wealth

✓  Letter of authorization for POA/PA if applicable.

*  Note: Non-documentary methods may also be utilized for verification (US Residents-PA Compliance/TransUnion TLOxp are acceptable verification methods)

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Date of Birth

✓  Tax Identification Number

✓  Bank Affiliation/Wire Details

✓  Valid identification document (such as ID card or passport) showing the cardholder photo and signature specimen

✓  Copy of address verification (utility bill, mortgage bill, bank reference letter).

✓  Source of Wealth (if not verifiable online, request documentation)

✓  Letter of authorization for POA/PA if applicable.

Private Corporation, Limited Liability Companies (LLC)

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Tax Identification Number

✓  Beneficial Owners with 25% or more interest (see Affiliate requirements)

✓  Copy of formation document. Valid items: Corporate Resolution OR Certificate of Incorporation OR Certificate of Good Standing OR Articles of Incorporation OR Business License

✓  List of authorized signers (see Affiliate requirements)

✓  Bank Affiliation/Wire Details

✓  Source of Wealth

✓

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Tax Identification Number

✓  Beneficial Owners with 25% or more interest (see Affiliate requirements)

✓  Copy of share register (except for single member LLCs)

✓  Copy of structure chart (except for single member LLCs)

✓  Copy of formation documents. Valid items: Corporate Resolution OR Certificate of Incorporation OR Certificate of Good Standing OR Articles of Incorporation OR Business License

✓  List of authorized signers (see Affiliate requirements)

✓ Bank Affiliation/Wire ✓ Details Source of Wealth (if not verifiable online, request documentation)

Exhibit B - Anti-Money Laundering Supplement

Limited Partnership

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Tax Identification Number

✓  Beneficial Owners with 25% or more interest (see Affiliate requirements)

✓  Copy of formation document. Valid items: Corporate Resolution OR Certificate of Incorporation OR Certificate of Good Standing OR Articles of Incorporation OR Business License

✓  List of authorized signers (see Affiliate requirements)

✓  Bank Affiliation/Wire Details

✓  Source of Wealth

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Tax Identification Number

✓  Beneficial Owners with 25% or more interest (see Affiliate requirements)

✓  Copy of share register (except for single member LLCs)

✓  Copy of structure chart (except for single member LLCs)

✓  Copy formation documents. Valid items: Corporate Resolution OR Certificate of Incorporation OR Certificate of Good Standing OR Articles of Incorporation OR Business License

✓  List of authorized signers (see Affiliate requirements)

✓  Bank Affiliation/Wire Details

✓  Source of Wealth (if not verifiable online, request documentation)

Non Profit, Endowment and Foundation

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Tax Identification Number

✓  Copy of IRS Determination Letter for 501(c )(3) OR verification from www.guidestar.com (save out webpage and Form 990-US Entity Only) OR Copy of Memorandum and Articles of Incorporation (Non-US entity)

✓  List of authorized signers (see Affiliate requirements)

✓  Bank Affiliation/Wire Details

✓  Source of Wealth

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Tax Identification Number

✓  Copy of IRS Determination Letter for 501(c )(3) OR verification from www.guidestar.com (save out webpage and Form 990-US Entity Only) OR Copy of Memorandum and Articles of Incorporation (Non-US entity)

✓  Financial Statements

✓  List of authorized signers (see Affiliate requirements)

✓  Bank Affiliation/Wire Details

✓  Source of Wealth (if not verifiable online, request documentation)

Exhibit B - Anti-Money Laundering Supplement

Trust

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Tax Identification Number

✓  List of trustees (see Affiliate requirements)

✓  Settlor/Grantor (see Affiliate requirements)

✓  Copy of governing trust document including trustee designation and beneficiary information

✓  Bank Affiliation/Wire Details

✓  Source of Wealth

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Tax Identification Number

✓  List of trustees (see Affiliate requirements)

✓  Settlor/Grantor (see Affiliate requirements)

✓  Copy of governing trust document including trustee designation and beneficiary information

✓  Bank Affiliation/Wire Details

✓  Source of Wealth (if not verifiable online, request documentation)

Publicly Traded (Non-Approved Low Risk Jurisdiction)

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Tax Identification Number

✓  List of authorized signers (see Affiliate requirements)

✓  Documented confirmation of valid ticker symbol including the name and country of the exchange where shares are listed (Web research)

✓  Bank Affiliation/Wire Details

✓  Source of Wealth

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Tax Identification Number

✓  List of authorized signers (see Affiliate requirements)

✓  Documented confirmation of valid ticker symbol including the name and country of the exchange where shares are listed (Web research)

✓  Annual Report

✓  Bank Affiliation/Wire Details

✓  Source of Wealth (if not verifiable online, request documentation)

Regulated Financial Institution (Non- Approved Low Risk Jurisdiction)

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Tax Identification Number

✓  List of authorized signers (see Affiliate requirements)

✓  Regulatory Agency and Registration Number (web research) OR Non-US Financial Institution Certification Form, if applicable

✓  Bank Affiliation/Wire Details

✓  Source of Wealth

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Tax Identification Number

✓  List of authorized signers (see Affiliate requirements)

✓  Regulatory Agency and Registration Number (web research) OR Non-US Financial Institution Certification Form, if applicable

✓  Annual Report

✓  Bank Affiliation/Wire Details

✓  Source of Wealth (if not verifiable online, request documentation)

Exhibit B - Anti-Money Laundering Supplement

Nominee (Non- Approved Low Risk Jurisdiction)

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Tax Identification Number

✓  List of authorized signers (see Affiliate requirements)

✓  Approved Eligible Introducer Letter OR AML Representation Letter

✓  Beneficial Owners with 25% or more interest

✓  Bank Affiliation/Wire Details

✓  Source of Wealth

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Tax Identification Number

✓  List of authorized signers (see Affiliate requirements)

✓  Approved Eligible Introducer Letter OR AML Representation Letter

✓  Beneficial Owners with 25% or more interest (see Affiliate requirements)

✓  Bank Affiliation/Wire Details

✓  Source of Wealth (if not verifiable online, request documentation)

Governmental Entities (Non- Approved Low Risk Jurisdiction)

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Tax Identification Number

✓  List of authorized signers (see Affiliate requirements)

✓  Documented website research or alternative informational source evidencing the investor is a department or agency of unapproved jurisdiction or apolitical subdivision of such a jurisdiction

✓  Bank Affiliation/Wire Details

✓  Source of Wealth

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Tax Identification Number

✓  List of authorized signers (see Affiliate requirements)

✓  Documented website research or alternative informational source evidencing the investor is a department or agency of unapproved jurisdiction or apolitical subdivision of such a jurisdiction

✓  Bank Affiliation/Wire Details

✓  Source of Wealth (if not verifiable online, request documentation)

Pension – Unregulated, Private

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Tax Identification Number

✓  List of authorized signers (see Affiliate requirements)

✓  Copy Plan Document

✓  Beneficial Owners with 25% or more interest (see Affiliate requirements)

✓  Bank Affiliation/Wire Details

✓  Source of Wealth

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Tax Identification Number

✓  List of authorized signers (see Affiliate requirements)

✓  Copy Plan Document

✓  Beneficial Owners with 25% or more interest (see Affiliate requirements)

✓  Financial Statements

✓  Bank Affiliation/Wire Details

✓  Source of Wealth (if not verifiable online, request documentation)

Exhibit B - Anti-Money Laundering Supplement

Low Risk – Simplified Due Diligence

Investor Type	Low Risk - CDD
Publicly Traded

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Tax Identification Number

✓  List of authorized signers

✓  Documented confirmation of valid ticker symbol including the name and country of the exchange where shares are listed (Web research)

✓  Bank Affiliation/Wire Details

✓

Regulated Financial Institution

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Tax Identification Number

✓  List of authorized signers

✓  Regulatory Agency and Registration Number (web research) OR Non-US Financial Institution Certification Form, if applicable

✓  Bank Affiliation/Wire Details

✓

Nominee

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Tax Identification Number

✓  List of authorized signers

✓  Approved Eligible Introducer Letter OR AML Representation Letter

✓  Bank Affiliation/Wire Details

✓  Source of Wealth

Governmental Entities

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Tax Identification Number

✓  List of authorized signers

✓  Documented website research or alternative informational source evidencing the investor is a department or agency of an approved jurisdiction or apolitical subdivision of such a jurisdiction

✓  Bank Affiliation/Wire Details

Pension – Regulated, ERISA

✓  Subscription Document - Signed and dated

✓  Physical Address

✓  Tax Identification Number

✓  List of authorized signers

✓  Copy of IRS Letter OR IRS Form 5500 OR verification from Free Erisa (https://freeerisa.benefitspro.com/ -US Pensions Only) OR verification from a sourced site showing pension as regulated

✓  Bank Affiliation/Wire Details

Exhibit B - Anti-Money Laundering Supplement

Affiliate Requirements

Investor Type	Medium Risk - CDD	High Risk CDD
25% Beneficial Owner - Individual

✓  Physical Address

✓  Nationality

✓  Date of Birth

✓  Tax Identification Number

✓  Copy of valid identification document (such as ID card or passport) showing the cardholder photo and signature specimen*

*  Note: Non-documentary methods may also be utilized for verification (US Residents-PA Compliance/TransUnion TLOxp are acceptable verification methods)

✓  Physical Address

✓  Nationality

✓  Date of Birth

✓  Tax Identification Number

✓  Copy of valid identification document (such as ID card or passport) showing the cardholder photo and signature specimen

✓  Copy of address verification (utility bill, mortgage bill, bank reference letter)

25% Beneficial Owner - Trust

✓  Physical Address

✓  Tax Identification Number

✓  List of trustees (see Affiliate requirements)

✓  Settlor/Grantor (see Affiliate requirements)

✓  Copy of governing trust document including trustee designation and beneficiary information

✓  Physical Address

✓  Tax Identification Number

✓  List of trustees (see Affiliate requirements)

✓  Settlor/Grantor (see Affiliate requirements)

✓  Copy of governing trust document including trustee designation and beneficiary information

25% Beneficial Owner – Private Corporation, Limited Partnership

✓  Physical Address

✓  Tax Identification Number

✓  Beneficial Owners with 25% or more interest (see Affiliate requirements)

✓  Copy of formation document. Valid items: Corporate Resolution OR Certificate of Incorporation OR Certificate of Good Standing OR Articles of Incorporation OR Business License

✓  Physical Address

✓  Tax Identification Number

✓  Beneficial Owners with 25% or more interest (see Affiliate requirements)

✓  Copy of share register (except for single member LLCs)

✓  Copy of structure chart (except for single member LLCs)

✓  Copy formation documents. Valid items: Corporate Resolution OR Certificate of Incorporation OR Certificate of Good Standing OR Articles of Incorporation OR Business License

Exhibit B - Anti-Money Laundering Supplement

Trustees

✓  Physical Address

✓  Nationality

✓  Date of Birth

✓  Tax Identification Number

✓  Copy of valid identification document (such as ID card or passport) showing the cardholder photo and signature specimen*

*  Note: Non-documentary methods may also be utilized for verification (US Residents-PA Compliance/ TransUnion TLOxp are acceptable verification methods)

✓  Physical Address

✓  Nationality

✓  Date of Birth

✓  Tax Identification Number

✓  Copy of valid identification document (such as ID card or passport) showing the cardholder photo and signature specimen

✓  Copy of address verification (utility bill, mortgage bill, bank reference letter)

Controlling Persons – Authorized Signers, Senior Managing Official

Required for individual signing the subscription document. Physical Address

✓  Nationality

✓  Date of Birth

✓  Tax Identification Number

✓  Copy of valid identification document (such as ID card or passport) showing the cardholder photo and signature specimen*

*  Note: Non-documentary methods may also be utilized for verification (US Residents-PA Compliance/ TransUnion TLOxp are acceptable verification methods)

Required for individual signing the subscription document and ONE Controlling Party (When Applicable)

✓  Physical Address

✓  Nationality

✓  Date of Birth

✓  Tax Identification Number

✓  Copy of valid identification document (such as ID card or passport) showing the cardholder photo and signature specimen

✓  Copy of address verification (utility bill, mortgage bill, bank reference letter)

Settlor/Grantor

✓  Physical Address

✓  Nationality

✓  Date of Birth

✓  Tax Identification Number

✓  Copy of valid identification document (such as ID card or passport) showing the cardholder photo and signature specimen*

*  Note: Non-documentary methods may also be utilized for verification (US Residents-PA Compliance/ TransUnion TLOxp are acceptable verification methods)

✓  Physical Address

✓  Nationality

✓  Date of Birth

✓  Tax Identification Number

✓  Copy of valid identification document (such as ID card or passport) showing the cardholder photo and signature specimen

✓  Copy of address verification (utility bill, mortgage bill, bank reference letter)

✓  Letter of authorization for POA/PA if applicable.

Exhibit B - Anti-Money Laundering Supplement

Additional Due Diligence Requirements

In addition to the identification verification performed on the entity (e.g., LLC, LP, trust), verification of the identities of the stakeholders listed below must also be performed, where applicable, as specified.

•	One controlling party:

•

For the purposes of this bullet, controlling parties include: Authorized Signor, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, or Treasurer.

•	Private Companies, LLCs and Limited Partnerships:

•	If the Subscriber has a stakeholder that is an individual with 25% or more beneficial interest in the Subscriber, the Subscriber should complete Annex F and provide the information in the below table.

•	Trusts:

•	If the Subscriber has a stakeholder that is an individual with 25% or more beneficial interest in the Subscriber, the Subscriber should complete Annex G and provide the information in the below table.

•	The Subscriber should complete Annex G and provide the information in the below table with respect to every person who contributed assets to the trust (settlors or grantors).

•

Note: If the controlling party, stakeholder with 25% or more beneficial interest in the Subscriber or trustee is not an individual: refer to above chart for entity specific requirements. Please note: Source of wealth is excluded as a requirement under identification requirements in these instances.

Identification Information for Stakeholders that are Individuals	Verification Information for Stakeholders that are Individuals
1. Name 2. Physical address & mailing address (if different) 3. Date of birth 4. TIN or other government ID number	Copy of either: 1. Passport OR 2. Photo driver’s license OR 3. Other government-issued photo ID

Exhibit B - Anti-Money Laundering Supplement

ADDITIONAL INFORMATION

The following materials must be provided to the Advisor for all Subscriber who responded “no” to questions (a) or “b” of the “ANTI-MONEY LAUNDERING INFORMATION” section on page 40:

Type of Investor	Additional Information

Individuals	Copy of: 1. A government issued form of picture identification (e.g., passport) AND 2. Proof of current address (e.g., current utility bill)

Fund of Funds or Entities that Invest on Behalf of Third Parties that are Not Located in the United States or Other Approved FATF Country

Copy of:

1.  A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing) AND

2.  An incumbency certificate attesting to the title of the individual executing this Subscription Agreement on behalf of the Subscriber (attached hereto as Annex C) AND

3.  An AML certification or letter certifying that the entity has adequate anti-money laundering policies and procedures in place that are consistent with all applicable anti-money laundering laws and regulations, including the USA PATRIOT Act and OFAC (attached hereto as Annex D) AND

4.  Bank Letter of Reference (a sample Bank Letter of Reference is attached hereto as Annex E)

Exhibit B - Anti-Money Laundering Supplement

Type of Investor	Additional Information
All Other Entity Investors

Copy of:

1.  A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing) AND

2.  An incumbency certificate attesting to the title of the individual executing this Subscription Agreement on behalf of the Subscriber (attached hereto as Annex C) AND

3.  Bank Letter of Reference (a sample Bank Letter of Reference is attached hereto as Annex E) AND

4.

(a)   If the Subscriber is a privately held U.S. entity, a completed copy of Annex G listing the name of each person who directly, or indirectly through intermediaries, is the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Subscriber. If the Subscriber is a privately held non-U.S. entity, a completed copy of Annex G listing the name of each person who directly, or indirectly through intermediaries, is the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Subscriber OR

(b)   If the Subscriber is a U.S. trust, a completed copy of Annex G listing the current beneficiaries of the trust that have, directly or indirectly, 25% or more of any interest in the trust, the settlor of the trust and the trustees. If the Subscriber is a non-U.S. trust, a completed copy of Annex G listing the current beneficiaries of the trust that have, directly or indirectly, 25% or more of any interest in the trust, the settlor of the trust and the trustees

Exhibit B - Anti-Money Laundering Supplement

Annex C to Subscription Agreement:

Form of Incumbency Certificate

The undersigned, being the	_______________________ of	_______________________,

	Insert Title	Insert Name of Entity
a ___________________________	organized under the laws of
Insert Type of Entity		Insert Jurisdiction of Organization

(the “Company”), does hereby certify on behalf of the Company that the persons named below are directors and/or officers of the Company and that the signature at the right of said name, respectively, is the genuine signature of said person and that the persons listed below are each an authorized signatory for the Company.

Name	Title	Signature

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the __ day of ______________________, 20__.

Name: Print Name of Signatory #1
Title: Print Title of Signatory #1

THE UNDERSIGNED,	_____________________________,	a duly authorized ___________
	Insert Name of Signatory #2	Insert Title

of the Company, does hereby certify that	_______________________________________	is a duly authorized
Insert Name of Signatory #1

officer of	___________________________	and that the signature set forth above is [his][her] true and correct signature.
Insert Name of Company

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the __ day of _____________________, 20__.

Name: Print Name of Signatory #2
Title: Print Title of Signatory #2

Annex C - Form Of Incumbency Certificate

Annex D to Subscription Agreement:

Form Letter of Reference

[LETTERHEAD OF LOCAL OFFICE OF APPROVED FATF COUNTRY MEMBER

BANKING INSTITUTION OR BROKERAGE FIRM]

Date: ___________, 20__

Overland Advantage

Email: OverlandAdvantage@centerbridge.com

To whom it may concern:

I, ______________________, the ______________________ of ______________________, do hereby certify that

Name	Title	Name of Institution

______________________ has maintained an account at our institution for ______________________ years and , during this period,

Name of Investor	Insert Period

nothing has occurred that would give our institution cause to be concerned regarding the integrity of                                              .

Name of Investor

Do not hesitate to contact me at _____________________________ if you have any further questions.

Insert Telephone No.

Very truly yours,

Name: Title:

Annex D – Form Letter of Reference

Annex E to Subscription Agreement:

Beneficial Ownership Information

To Be Completed By Entity Investors That Are Privately Held Entities

Instructions for Privately Held Entities: Please complete and return this Annex F and provide the name of every person who is directly, or indirectly through intermediaries, the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Subscriber. If the intermediary’s shareholders or partners are not individuals, continue up the chain of ownership listing their 25% or more equity interest holders until individuals are listed. If there are no 25% beneficial owners, please write None.

Full Name	If shareholder or partner is an Individual, Insert Name and Address of Principal Employer and Position	Date of Birth (if shareholder or partner is an Individual)	TIN or other government ID number

Annex E – Beneficial Ownership Information

Annex F to Subscription Agreement:

Trust Ownership Information

To Be Completed By Entity Investors That Are Trusts

Instructions for Trusts: Please complete and return this Annex G and provide the name of: (i) every current beneficiary that has, directly or indirectly, an interest of 25% or more in the trust; (ii) every person who contributed assets to the trust (settlors or grantors); and (iii) every trustee. If there are intermediaries that are not individuals, continue up the chain of ownership listing their 25% or more equity interest holders until individuals are listed.

Full Name and Address	Status (Beneficiary/Settlor/Trustee)	Date of Birth (if shareholder or partner is an Individual)	TIN or other government ID number

Annex F – Trust Ownership Information

Annex G to Subscription Agreement:

Fund Privacy Notice

CENTERBRIDGE PARTNERS, L.P.

CLIENT PRIVACY NOTICE FOR THE CENTERBRIDGE FUNDS

❑ Your privacy is very important to us. This Privacy Notice sets forth the policies of Centerbridge Partners, L.P. (together with its affiliates, “Centerbridge”) with respect to each of the funds managed by Centerbridge (each, a “Fund” and together, the “Funds”) with respect to non-public personal information of our investors, prospective investors and former investors. This Privacy Notice is being provided in accordance with the applicable requirements under the privacy and data protection laws that apply in the jurisdictions where we operate (collectively, the “Data Protection Laws”). The purpose of this Privacy Notice is to provide you with information on how Centerbridge and the Funds use, store, share and otherwise process your personal data, as well as to advise you as to certain rights you have under the Data Protection Laws. The Funds and Centerbridge are considered to be data controllers in respect of any personal information24 we hold about you for the purposes of certain Data Protection Laws. This means that each Fund and Centerbridge (alone or jointly, as applicable) determines the purposes and the means of the processing of your personal information. Service providers to the Funds and Centerbridge, including the administrator, work under a range of professional and legal obligations that require them to process personal data (e.g., anti-money laundering legislation). In order to meet the requirements of such obligations, they, from time to time, would not be acting on our instructions but instead in accordance with their own respective professional or legal obligations and therefore as data controllers in their own right with respect to such processing. For more specific information or requests in relation to the processing of personal data by such service providers, you may also contact such service providers or by visiting their websites.

❑ These policies apply to individuals only (including any individuals connected with an investing entity25), supersede any prior privacy notice provided to you, and may be changed at any time, provided a notice of such change is given to you. References herein to “you” or “your” or any derivation thereof refer to the natural person whose information we have.

❖ WHAT PERSONAL INFORMATION DO WE HOLD

❑ The categories of personal data we may collect include: (i) personal identifiers, such as your name, title, date of birth, age, gender, nationality, email address, residential address, telephone/fax/mobile number, tax identification number, social security number, passport number or other identification number and signature; (ii) commercial information, such as your assets, bank account information and income details, source of funds and details relating to your investment activity; (iii) internet or other electronic network activity information, such as your internet protocol (IP) address and your search history on Centerbridge’s website or any other web-based portal maintained by or for Centerbridge or the Funds; (iv) visual information, such as the photograph on your drivers’ license or other government-issued identification; and (v) professional or employment information, such as where you are currently employed and in what position. In addition to the information noted above, we may also generate additional information about you by documenting your communications with and business relationship to the firm.

❖ HOW DO WE OBTAIN YOUR PERSONAL INFORMATION

❑ We obtain this information in the following ways: (i) in the subscription agreements, investor questionnaires and related documents; (ii) in correspondence and conversations with a Fund’s representatives; (iii) through transactions with a Fund, its affiliates or others; (iv) in connection with your registration to use a Fund’s website; and (v) from publicly accessible databases or registers, tax authorities, governmental agencies and supervisory authorities, credit agencies (for example, if accessed by the Fund’s administrator or a finance counterparty), fraud prevention and detection agencies, or other publicly accessible sources, social media and company websites.

[24]	References to “personal information” herein also refer to “personal data.”
[25]

Accordingly, if you are an investing entity that provides personal data on individuals, this Privacy Notice will be relevant for those individuals and you should transmit this document to such individuals or otherwise advise them of its content.

Annex G – Fund Privacy Notice

❖ HOW DO WE USE YOUR PERSONAL INFORMATION

❑ We may process your personal data for the purposes of administering the relationship between you and us (including subscription acceptance, communications and reporting), marketing of our products and services, monitoring and analyzing our activities and your relationship to Centerbridge and the Funds, and complying with applicable legal or regulatory requirements, requests or investigations (including anti-money laundering, fraud prevention, tax reporting, sanctions compliance, or responding to requests for information from any government, regulatory, self-regulatory, supervisory or law enforcement authority or agency or from any counterparty or other service provider).

❑ We will process your personal information fairly and for lawful purposes in accordance with one of the permitted grounds under the applicable Data Protection Laws. Such grounds include, for example, circumstances where:

A.	processing is necessary to perform our obligations under the Offering Documents;

B.	we are required to comply with a legal or regulatory obligation applicable to us;

C.

we have, or a third party on our behalf has, determined that it is necessary for our legitimate interests to collect and use your personal information, such as if we believe that you have a reasonable expectation for us or a third party to collect or use your personal information for such purpose; or

D.	where you have otherwise consented to us processing your personal information.

❖ WHAT ARE THE CONSEQUENCES OF FAILING TO PROVIDE PERSONAL INFORMATION

❑ Where personal data is required to satisfy a legal or regulatory requirement (including those described above under “How Do We Use Your Personal Information”) or a contractual requirement, failure to provide such information may result in your subscription in the applicable Fund being rejected, compulsorily redeemed or withdrawn, as applicable. Where there is suspicion of unlawful activity, failure to provide personal data may result in the submission of a report to the relevant law enforcement agency or supervisory authority.

❖ TO WHOM DO WE DISCLOSE PERSONAL INFORMATION

❑ We do not disclose any of this personal information about our investors, prospective investors or former investors to anyone, other than to our affiliates, such as the investment managers of the Funds, and except for legitimate business purposes as permitted by law, such as to other limited partners or potential investors in the relevant Fund, to non-affiliated third parties, including actual or potential service providers (such as administrators, attorneys, auditors, tax advisors, broker-dealers, brokerage firms, accountants, depositaries, custodians, banks, transfer agents or trustees, event organizers, other counterparties and other service providers), or to actual or potential portfolio companies and/or co-investors therein or purchasers thereof and their respective advisors in such case, only as necessary to facilitate the offering of interests in the Funds, acceptance of your investment and management of the Funds and their investments. As is common in the industry, non-affiliated third-party companies may from time to time be used to provide certain services, such as administration services, tax compliance services, reporting, account statements and other information, organizing events, conducting research on client satisfaction and gathering shareholder proxies. These companies may have access to your personal data but generally are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We will also release information about you if you direct

Annex G – Fund Privacy Notice

us to do so, if compelled to do so (for example, pursuant to applicable legal or regulatory requirement, including those described above under “How Do We Use Your Personal Information”). In this regard, we would note that it may also be necessary to share your information with the Cayman Islands Monetary Authority or the Cayman Islands Tax Information Authority, which may, in turn, exchange this information with other jurisdictions’ tax authorities, regulatory or law enforcement agencies.

❑ We may also disclose information you provide to us to affiliates and other companies that perform marketing or other services on our behalf, such as a Fund’s administrator or its placement agent, if applicable. If such a disclosure is made, the relevant Fund will require such parties to treat your private information with confidentiality. When you are no longer our investor, we may continue to share your information with our affiliates for such purposes and other lawful purposes. If you would prefer that your personal information not be used for marketing purposes by our affiliates, please “opt-out” by contacting Investor Services at the email address listed below.

❖ AUTOMATED DECISION MAKING

❑ We do not envisage that any decisions will be taken about you by processing your personal data using fully automated means; however, in accordance with the Cayman Islands Data Protection Act (as amended, the “DPA”), we will notify you in writing if this position changes.

❖ TRANSFER OF PERSONAL INFORMATION TO ANOTHER JURISDICTION

❑ Your personal data may be transferred to and stored by persons outside the jurisdiction of your residency and/or outside a Fund’s domicile. Accordingly, for example, your personal data may be transferred to and stored by us, our affiliates or service providers outside the UK, European Economic Area (“EEA”) or the Cayman Islands. Where this kind of data transfer takes place, we will take measures designed to ensure that it is carried out in accordance with the relevant Data Protection Laws.

❖ RETENTION OF PERSONAL INFORMATION

❑ Personal data will be retained for the duration of your investment in the applicable Fund and for a minimum of five years after a redemption or withdrawal, as applicable, of your investment, or liquidation of the applicable Fund. The actual retention period for your personal data will be determined by various criteria, including the purposes for which the Fund is using it (as it will need to be kept for as long as is necessary for any of those purposes) and any applicable legal obligations (as laws or regulations may set a minimum period for which the Fund has to keep your personal data).

❖ DATA SECURITY

❑ We seek to carefully safeguard your personal data and, to that end, restrict access to your personal data to those employees and other persons who need to know the information to enable the relevant Fund to provide services to you or otherwise process your personal data in accordance with this Privacy Notice. We maintain physical, electronic and procedural safeguards to protect your personal data.

❖ YOUR RIGHTS

❑ Under the DPA, the UK Data Protection Act 2018 and the EU General Data Protection Regulation, you have certain rights in relation to the processing of your personal data, which may include: (i) the right to inquire about the processing of your personal information (including how we collect and use your personal data); (ii) the right to obtain a copy of your personal information; (iii) the right to require us to stop direct marketing (iv) the right to receive your personal information in a clear and accessible format; (iv) the right to request that we transmit your personal information to a third party where technically feasible; (v) the right to rectify inaccuracies and/or omissions in your personal information; (vi) the right to have your personal information deleted; (vii) the right to object to the way in which your personal information is processed (viii) the right to withdraw your consent and require us to stop processing or restrict the processing, or not begin the processing of your personal information; (ix) the right to be notified of a data breach; (x) the right to obtain information as to any countries or territories outside the Cayman Islands to which we, whether directly or indirectly, transfer, intend to transfer or wish to transfer your personal information,

Annex G – Fund Privacy Notice

general measures we take to ensure the security of personal information and any information available to us as to the source of your personal information; (xi) the right to complain to the relevant data protection authorities if you believe that your rights have been bypassed (which, for purposes of the DPA, is the Office of the Ombudsman in the Cayman Islands, and, for purposes of the UK Data Protection Act, is the UK Information Commissioner); and (xii) the right not to be subject to a decision based solely on automated processing (including profiling) that produces legal effects concerning you or similarly significantly affects you. Please note that certain of these rights apply only in certain circumstances and may not be available in respect of the personal data we hold, given the purpose for which we collect such data as described above.

❖ CONTACT US

❑ For further information regarding how we collect, use and manage your personal information, please visit our website at www.centerbridge.com and click on the Privacy Policy link at the bottom of the home page. If you have questions about our data processing procedures or would like to exercise your rights under the relevant data security legislation, please email Investor Services at elections@centerbridge.com. If you are located in the UK, you may also contact our representative in the UK: Centerbridge Partners Europe, LLP, 10 New Burlington Street, 2nd Floor, London W1S 3BE. If you are located in the EEA, you may also contact our representative in the EU: Centerbridge Partners Luxembourg S.à r.l., 7 Allée Scheffer, 2520 Luxembourg.

Annex G – Fund Privacy Notice